EXHIBIT 10.6

CONTRIBUTION AGREEMENT

DATED AS OF JULY 15, 2009

BY AND AMONG

ECOSPHERE TECHNOLOGIES, INC.,

BLEDSOE CAPITAL GROUP, LLC

CLEAN WATER PARTNERS, LLC

AND

ECOSPHERE ENERGY SERVICES, LLC

TABLE OF CONTENTS

ARTICLE 1
DEFINITIONS

Section 1.1  Defined Terms

2

Section 1.2  Construction

7

ARTICLE 2
TRANSACTIONS AT CLOSING

Section 2.1  Closing

8

Section 2.2  Contributions and Issuances

8

Section 2.3  Closing Deliveries of ETI

8

Section 2.4  Closing Deliveries of CWP

9

Section 2.5  Closing Deliveries by the Company

9

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE PARTIES

Section 3.1  Organization; Existence

10

Section 3.2  Authority and Enforceability

10

Section 3.3  Non-Contravention; Consents

11

Section 3.4  Litigation

11

Section 3.5  Investment Representations

11

Section 3.6  Brokers

11

ARTICLE 4
ADDITIONAL REPRESENTATIONS AND WARRANTIES

Section 4.1  Additional Representations of ETI

12

Section 4.2  Additional Representations of BCG and CWP

13

ARTICLE 5
CERTAIN COVENANTS AND AGREEMENTS OF THE PARTIES

Section 5.1  Continuing Payment Obligations

14

Section 5.2  Cooperation

14

Section 5.3  Further Assurances

14

Section 5.4  Public Announcements

15

Section 5.5  Transfer Taxes

15

Section 5.6  Tax Matters.

15

Section 5.7  Confidentiality.

16

ARTICLE 6
CONDITIONS PRECEDENT TO CLOSING

Section 6.1  General Conditions

18

Section 6.2  Conditions Precedent to ETI’s Obligations

18

i

Section 6.3  Conditions Precedent to CWP’s Obligations

19

ARTICLE 7
SURVIVAL AND INDEMNIFICATION

Section 7.1  Survival of Representations

19

Section 7.2  CWP’s Agreement to Indemnify

20

Section 7.3  ETI’s Agreement to Indemnify

20

Section 7.4  Payments

20

ARTICLE 8
MISCELLANEOUS PROVISIONS

Section 8.1  Notices

20

Section 8.2  Entire Agreement; Amendment.

22

Section 8.3  Relationship of the Parties

22

Section 8.4  Binding Effect

22

Section 8.5  Severability

22

Section 8.6  Governing Law; Limitation of Liability.

23

Section 8.7  Counterparts

23

Section 8.8  Assignment

23

Section 8.9  No Third-Party Beneficiaries

23

Schedules:

Schedule 1.1(a)

― Additional Agreements

Schedule 2.2(c)

― Issued Units

Schedule 3.6

― Brokers

Schedule 4.1(c)(i)

― Assets

Schedule 4.1(c)(ii)

― Encumbrances

Schedule 4.1(c)(iii)

― Excluded Assets

Schedule 4.1(d)

― Undisclosed Liabilities

Schedule 4.1(e)

― Commitments

Schedule 4.2

― Contributed Options and Contributed Debt

Exhibit:

Exhibit A

―

Form of License Agreement

ii

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) is entered into as of July 15, 2009, by and among Ecosphere Technologies, Inc., a Delaware corporation (“ETI”), Clean Water Partners, LLC, a Delaware limited liability company (“CWP” and, together with ETI, the “Contributing Parties”), Bledsoe Capital Group, LLC, a Montana limited liability company (“BCG”) and Ecosphere Energy Services, LLC, a Delaware limited liability company (the “Company”).  The Contributing Parties, BCG and the Company are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

1.

ETI owns 100% of the issued and outstanding equity interests of EES Sub, and BCG owns 100% of the issued and outstanding equity interests in CWP.

2.

BCG, ETI and EES Sub are parties to (a) the Contributed Options, (b) the Continuing Loans and (c) the Contributed Debt.

3.

Prior to the Closing, the Parties desire the following to occur:

(a)

The assignment by BCG to CWP, and/or the assumption by CWP, of (i) the Contributed Options, (ii) the Continuing Loans and (iii) the Contributed Debt, in exchange for membership interests in CWP, and the consent by ETI and EES Sub to such assignments and assumptions; and

(b)

The conversion of EES Sub from a Florida corporation to a Delaware limited liability company with the name “EES Operating, LLC.”

4.

The parties desire the following to occur at the Closing, in each case upon the terms and subject to the conditions set forth in this Agreement:

(a)

The contribution by CWP to the Company, in exchange for the issuance of the Class B Units set forth on Schedule 2.2(c), of (i) the Contributed Options, (ii) the Contributed Debt and (iii) the CWP Cash Contributions;

(b)

The contribution by ETI to the Company of the Contributed LLC Interests in exchange for the issuance of the Class A Units set forth on Schedule 2.2(c);

(c)

The cancellation by ETI, the Company and EES Sub of the Contributed Options; and

(d)

The entering into of the License Agreement with ETI by the Company in exchange for $1,500,000 in cash paid by the Company to ETI and the cancellation of the Contributed Debt by the Company.

5.

The Contributing Parties intend for the exchange of the Contributed LLC Interests in exchange for the issuance of the Class A Units and the exchange of the CWP Contributions in exchange for the issuance of the Class B Units to be treated as contributions of property in exchange for partnership interests under Section 721(a) of the Code.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.1

Defined Terms.  Capitalized terms used in this Agreement or in any Schedule delivered pursuant hereto, or Exhibit attached hereto, and not otherwise defined shall have the following meanings for all purposes of this Agreement and any Collateral Agreements:

“Action” means any action, claim, counterclaim, demand, petition, litigation, accounting, reckoning, suit, arbitration, inquiry, investigation or other proceeding of any nature (whether criminal, civil, legislative, administrative, regulatory, prosecutorial or otherwise) by or before any arbitrator or Governmental Body or similar Person or body.

“Additional Agreements” means the contracts and agreements set forth on Schedule 1.1(a).

“Affiliate” of any Person means any Person that controls, is controlled by, or is under common control with such Person.  As used herein, the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or other interests, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Amended and Restated Credit Agreement” means the Amended and Restated Credit Agreement in a form mutually agreeable to the Parties, dated as of the Closing Date, among the Company, ETI, EES Sub and CWP, pursuant to which the guarantee and other obligations of ETI with respect to the Continuing Loans are released and the Company, EES Sub and CWP shall combine, amend and restate the terms of the Continuing Loans.

“Amended and Restated LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the Company dated the Closing Date by and between the Contributing Parties, as members, and the Company.

“Assets” has the meaning set forth in Section 4.1(c).

“Assignment of Contributed Debt” means an assignment in a form mutually agreeable to the Parties, dated the Closing Date, by and between CWP and the Company, pursuant to which CWP shall assign to the Company all of its rights, title and interest in, to and under the Contributed Debt.

“Assignment of Contributed LLC Interests” means an assignment in a form mutually agreeable to the Parties, dated the Closing Date, by and between ETI and the Company, pursuant to which ETI shall assign to the Company all of its rights, title and interest in, to and under the Contributed LLC Interests.

“Assignment of Contributed Options” means an assignment in a form mutually agreeable to the Parties, dated the Closing Date, by and between CWP and the Company, pursuant to which CWP shall assign to the Company all of its rights, title and interest in, to and under the Contributed Options.

“BCG” has the meaning set forth in the preamble.

“Business” means the (a) marketing, selling, making, having made, using, provision of services using and maintaining of all of the Licensed Products (as defined in the License Agreement) solely in the Field of Use, including the design, marketing, selling and manufacturing of and provision of services using equipment and systems solely in the Field of Use that use the EcosBrine (as defined in the License Agreement), the EcosFrac Process (as defined in the License Agreement) and the Ozonix Process (as defined in the License Agreement), (b) exploiting of the Licensed Technology (as defined in the License Agreement) solely in the Field of Use and (c) exploiting, solely within the Field of Use, of any and all rights granted to the Company under the License Agreement.

“Change of Control” means any single or series of transactions resulting in the following:  (a) a sale of all or substantially all of CWP’s assets, (b) a merger, consolidation or other transaction after which Persons who were not, directly or indirectly, equity interest owners, members, option holders or warrant holders of CWP immediately prior thereto own 50% or more of the direct or indirect voting power or economic interest of the surviving entity, (c) a direct or indirect sale of equity interests having 50% or more of the direct or indirect voting power or economic interest of CWP to Persons who were not direct or indirect equity interest owners, members, option holders or warrant holders of CWP on the date of this Agreement or (d) consummation of a public offering of (i) 50% or more of the equity interests in CWP or in any Person or Persons that directly or indirectly own 50% or more of the voting power or economic interest in CWP or (ii) 50% or more of the ownership interests of a successor entity to CWP or of any Person or Persons that directly or indirectly own 50% or more of the voting power or economic interest in CWP.

“Closing” has the meaning set forth in Section 2.1.

“Closing Date” has the meaning set forth in Section 2.1.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Collateral Agreements” means the Amended and Restated LLC Agreement, the CWP Assignments, the Assignment of Contributed LLC Interests, the Amended and Restated Credit Agreement, the License Agreement, the Termination of Contributed Debt, the Termination of Contributed Options, the Consent Agreement, the CWP Pledge Agreement and any other written agreement or instrument entered into on or prior to the Closing Date pursuant to the provisions of this Agreement.

“Company” has the meaning set forth in the preamble.

“Confidential Information” means all confidential and proprietary information (irrespective of the form of communication) obtained by or on behalf of, a Party from another Party, other than information which (a) was or becomes generally available to the public other than as a result of a breach of this Agreement by such Party, (b) was or becomes available to such Party on a nonconfidential basis prior to disclosure to such Party by another Party or its representatives, (c) was or becomes available to such Party from a source other than another Party and its representatives, provided that such source is not known by such Party to be bound by a confidentiality agreement with the Company or (d) is independently developed by such Party without the use of any such information received under this Agreement.

“Consent Agreement” means an agreement in form mutually agreeable to the Parties, dated the Closing Date, by and between BCG, CWP, ETI and EES Sub, pursuant to which ETI and EES Sub shall consent to BCG’s assignment to and CWP’s assumption of the Contributed Options, the Contributed Loans and the Continuing Debt.

“Consolidated Group” means any affiliated, combined, consolidated, unitary or similar group with respect to any Taxes, including any affiliated group within the meaning of Section 1504 of the Code electing to file consolidated federal income tax returns and any similar group under foreign, state or local law.

“Continuing Loans” means, collectively, the loans and indebtedness evidenced by (a) the Credit Agreement dated May 16, 2008, by and between ETI, EES Sub and BCG, and the Secured Note(s) executed in connection therewith and (b) the Credit Agreement dated November 12, 2008, by and between ETI, EES Sub and BCG, and the Secured Note(s) executed in connection therewith, in each case as amended by the Letter Agreement dated April 14, 2009, by and between ETI, EES Sub and BCG.

“Contributed Debt” means all of the rights, title and interest of BCG and, subsequent to their assignment, CWP, in, to and under (a) the Credit Agreement dated April 14, 2009 by and between BCG, ETI and EES Sub and (b) the related Secured Note dated April 14, 2009 by and between BCG and EES Sub.

“Contributed LLC Interests” means all of the membership interests in EES Sub.

“Contributed Options” means (a) the Exclusive Option Agreement [Offshore], dated April 14, 2009, by and between ETI, EES Sub and BCG, (b) the Exclusive Option Agreement [International Onshore], dated April 14, 2009, by and between ETI, EES Sub and BCG and (c) the Exclusive Option Agreement, dated June 15, 2008, by and between ETI, EES Sub and BCG, as amended on April 14, 2009, pursuant to the First Amendment to Exclusive Option Agreement.

“Contributing Parties” has the meaning set forth in the preamble.

“CWP” has the meaning set forth in the preamble.

“CWP Assignments” means the Assignment of Contributed Debt and Assignment of Contributed Options.

“CWP Cash Contribution” means a cash contribution of $2,500,000 by CWP to the Company.

“CWP Contributions” means the Contributed Debt, the Contributed Options and the CWP Cash Contribution.

“CWP Pledge Agreement” means the Pledge Agreement by CWP in favor of ETI in a form to be mutually agreed, pursuant to which CWP pledges its equity interests in the Company in favor of ETI as security for its obligations under Section 5.8.

“Damages” has the meaning set forth in Section 7.2.

“EES Sub” means Ecosphere Energy Services, Inc., a Florida corporation to be converted prior to Closing to a Delaware limited liability company to be named “EES Operating, LLC.”

“Encumbrance” means any mortgage, pledge, easement, hypothecation, assignment, encumbrance, lien (statutory or other), charge or other security interest or matter affecting title, preemptive right, existing or claimed right of first refusal, right of first offer, right of consent or similar right or restriction or other adverse claim of any kind or nature whatsoever, whether absolute or contingent (including any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing or other similar restriction or Third Party right).

“ETI” has the meaning set forth in the preamble.

“Excluded Assets” has the meaning set forth in Section 4.1(c).

“Existing Notes” means (a) the Secured Note, dated May 16, 2008, executed by EES Sub in favor of BCG in the principal amount of $1,000,000, (b) the Secured Note, dated April 14, 2009, executed by EES Sub in favor of BCG in the principal amount of $1,500,000, (c) the Secured Note, dated December 1, 2008, executed by EES Sub in favor of BCG in the principal amount of $500,000, (d) the Secured Note, dated November 13, 2008, executed by EES Sub in favor of BCG in the principal amount of $500,000 and (e) the Secured Note, dated December 9, 2008, executed by EES Sub in favor of BCG in the principal amount of $1,000,000.

“Field of Use” has the meaning set forth in the License Agreement.

“Governmental Body” means any nation or government (U.S. federal, state, county or local), any state or other political subdivision thereof, any legislative, executive or judicial unit or instrumentality of any governmental entity (U.S. federal, state, county or local) or any department, commission, board, agency, bureau, official or other regulatory, administrative or judicial authority thereof, or any entity (including a court or self-regulatory organization) exercising executive, legislative, judicial, Tax, regulatory, arbitral or administrative functions of or pertaining to government.

“Indemnity Period” has the meaning set forth in Section 7.1.

“Law” means any law, statute, ordinance, rule, regulation, restriction, approval, directive, writ, award, code, order, judgment, Tax ruling, injunction or decree of or issued by any Governmental Body in all cases as such may be amended, modified, extended or reenacted.

“License Agreement” means a License Agreement dated the date hereof by and between ETI and the Company in the form of Exhibit A attached hereto.

“Non-CWP Indemnitees” has the meaning set forth in Section 7.2.

“Non-ETI Indemnitees” has the meaning set forth in Section 7.3.

“Outside Significant Event” means the first to occur of any of the following:

(a)

a sale, redemption, transfer or other disposition of all or any portion of the interests of CWP in the Company that results in proceeds to CWP of at least $13,000,000;

(b)

a recapitalization, merger, restructuring or other similar transaction (debt or equity) (or series thereof) of or by CWP that results in distributions, loans, advances or other payments, in the aggregate, of at least $13,000,000 by CWP to the direct or indirect holders of interests in CWP;

(c)

any other transaction (or series thereof), pursuant to which the direct or indirect holders of interests in CWP receive at least $13,000,000 with respect to or arising in any way from their direct or indirect interest in CWP in cash or other assets, other than as a result of CWP making distributions of cash it received from the Company; or

(d)

any combination of transactions described in subclauses (a), (b) and (c) above which, in the aggregate, results in the sum of (i) proceeds under subclause (a), (ii) distributions, loans, advances or other payments under subclause (b) and (iii) receipts under subclause (c) equaling at least $13,000,000.

“Party” or “Parties” has the meaning set forth in the preamble.

“Person” means any individual, corporation, partnership, limited liability company, firm, association, joint venture, joint stock company, trust, unincorporated organization or other entity, or any Governmental Body.

“Pre-Closing Tax Period” has the meaning set forth in Section 5.5(b).

“Prime Rate” means the “prime” rate quoted by JPMorgan Chase & Co., from time to time.

“Representative” has the meaning set forth in Section 5.6.

“Securities Act” means the Securities Act of 1933, as amended.

“Straddle Period” has the meaning set forth in Section 5.5(b).

“Tax Return” means any return, report, information return or other statement or document (including any schedule or attachment thereto and any amendment thereof) filed or required to be filed with any federal, state, local or non-U.S. taxing authority in connection with the determination, assessment, collection, administration or imposition of any Tax.

“Taxes” means all taxes of any kind, and all unclaimed property and escheat obligations, charges, fees, customs, levies, duties, imposts, required deposits or other assessments, including all net income, capital gains, gross income, gross receipt, property, franchise, gross margin, sales, use, excise, withholding, payroll, employment, social security, worker’s compensation, unemployment, occupation, capital stock, ad valorem, value added, transfer, gains, profits, net worth, asset, alternative or add-on minimum, estimated, transaction, and other taxes, and any interest, penalties or additions to tax with respect thereto, imposed upon any Person by any taxing authority or other Governmental Body under applicable Law.

“Termination of Contributed Debt” means a Termination Agreement dated the Closing Date, in a form mutually agreeable to the Parties, pursuant to which all of the Encumbrances securing the Contributed Debt are released, and all of the obligations of ETI and EES Sub with respect to the Contributed Debt shall be terminated.

“Termination of Contributed Options” means a Termination Agreement, dated the Closing Date, in a form mutually agreeable to the Parties, pursuant to which all of the rights, interests and obligations of ETI and the Company in and under the Contributed Options shall be terminated.

 “Third Party” means any Person not an Affiliate of the other referenced Person or Persons.

“Transfer Taxes” has the meaning set forth in Section 5.4.

“Treasury Regulations” means the regulations promulgated under the Code.

“Unit” has the meaning set forth in the LLC Agreement.

Section 1.2

Construction.  Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine, and neuter, and words used in the singular shall include the plural, and vise versa.  Unless the context otherwise requires, 1) all references to Articles and Sections refer to the applicable articles and sections of this Agreement, 2) all references to Exhibits and Schedules refer to the applicable exhibits and schedules attached hereto, each of which is incorporated herein for all purposes, 3) the terms “include” and “including” mean include or including without limitation, 4) a reference to an agreement or instrument is to the agreement or instrument as amended or modified through the date as of which the reference is made and 5) a reference to a Party or the Parties refers to a Party or the Parties to this Agreement.  In the event of a conflict between the terms and provisions contained in the main body of this Agreement and any of the terms or provisions contained in the Exhibits or Schedules attached hereto, the terms and provisions in the main body of this Agreement shall control.

ARTICLE 2
TRANSACTIONS AT CLOSING

Section 2.1

Closing.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at a location to be mutually agreed by the Parties on the day that each of the conditions set forth in Article 6 (other than those conditions that by their nature are to be fulfilled only at the Closing, but subject to the fulfillment or waiver of such conditions) have been satisfied or waived or at such other time and place as the Parties may mutually agree (such date, the “Closing Date”).  The Closing shall be effective as of 11:59 p.m. on the Closing Date.

Section 2.2

Contributions and Issuances.  Upon the terms and subject to the conditions of this Agreement, the Contributing Parties and the Company shall take each of the following actions at Closing:

(a)

ETI shall contribute, assign, transfer and convey to the Company the Contributed LLC Interests, free and clear of all Encumbrances;

(b)

CWP shall contribute, assign, transfer and convey to the Company the CWP Contributions, free and clear of all Encumbrances; and

(c)

as consideration for the contributions referenced in Section 2.2(a) and Section 2.2(b), (i) the Company will issue to ETI and CWP the number of Class A Units and Class B Units, respectively, set forth opposite such Contributing Party’s name on Schedule 2.2(c), free and clear of all Encumbrances and (ii) ETI, CWP and the Company shall make the deliveries contemplated by Section 2.3, Section 2.4 and Section 2.5, respectively.

Section 2.3

Closing Deliveries of ETI.  At the Closing, ETI shall deliver to the Company and CWP the following:

(a)

a counterpart, duly executed by ETI, to the Assignment of Contributed LLC Interests;

(b)

a counterpart, duly executed by ETI and EES Sub, of the Amended and Restated Credit Agreement;

(c)

a counterpart, duly executed by ETI, to the Amended and Restated LLC Agreement;

(d)

a counterpart, duly executed by ETI, to the License Agreement;

(e)

a counterpart, duly executed by ETI and EES Sub, to the Termination of Contributed Debt;

(f)

a counterpart, duly executed by ETI, to the Termination of Contributed Options;

(g)

a certificate of an appropriate officer of ETI, dated as of the Closing Date, in form and substance reasonably satisfactory to CWP and the Company, certifying the fulfillment or waiver by ETI of each of the conditions to closing set forth in Section 6.3(b) and Section 6.3(c); and

(h)

all such other assignments and other instruments of assignment, transfer and conveyance as the Company or CWP may reasonably request or as may be otherwise necessary or desirable to evidence and effect the transactions required to be made by ETI pursuant hereto.

Section 2.4

Closing Deliveries of CWP.  At the Closing, CWP shall deliver to the Company the following:

(a)

the CWP Cash Contribution;

(b)

a counterpart, duly executed by CWP, to the Assignment of Contributed Options;

(c)

a counterpart, duly executed by CWP, to the Assignment of Contributed Debt;

(d)

a counterpart, duly executed by CWP, to the Amended and Restated Credit Agreement;

(e)

a counterpart, duly executed by CWP, to the Amended and Restated LLC Agreement;

(f)

the CWP Pledge Agreement, duly executed by CWP;

(g)

the Existing Notes, marked “Canceled”;

(h)

a certificate of an appropriate officer of CWP, dated as of the Closing Date, in form and substance reasonably satisfactory to ETI and the Company, certifying the fulfillment or waiver by CWP of each of the conditions to closing set forth in Section 6.2(b) and Section 6.2(c); and

(i)

all such other assignments and other instruments of assignment, transfer and conveyance as the Company or ETI may reasonably request or as may be otherwise necessary or desirable to evidence and effect the transactions required to be made by CWP pursuant hereto.

Section 2.5

Closing Deliveries by the Company.  At the Closing, the Company shall deliver, or cause to be delivered (as applicable), to CWP and ETI the following:

(a)

a counterpart, duly executed by the Company, to the License Agreement;

(b)

a counterpart, duly executed by the Company and EES Sub, to the Amended and Restated Credit Agreement, and the Replacement Secured Notes to be issued thereunder duly executed by the Company and EES Sub (originals of which shall be delivered only to CWP);

(c)

a counterpart, duly executed by the Company, to the Assignment of Contributed Debt;

(d)

a counterpart, duly executed by the Company, to the Assignment of Contributed Options;

(e)

a counterpart, duly executed by the Company, to the Termination of Contributed Debt;

(f)

a counterpart, duly executed by the Company, to the Termination of Contributed Options;

(g)

a counterpart, duly executed by the Company, to the Amended and Restated LLC Agreement;

(h)

upon receipt of the CWP Cash Contribution, payment to ETI of an amount equal to $1,500,000 pursuant to the License Agreement;

(i)

a certificate of an appropriate officer or managing member of the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to each of the Contributing Parties, certifying the fulfillment or waiver by the Company of each of the conditions to closing set forth in Section 6.3(b) and Section 6.3(c); and

(j)

all such other documents and instruments as the Contributing Parties may reasonably request or as may be otherwise necessary or desirable to evidence and effect the transactions required to be made by the Company pursuant hereto.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES
OF THE PARTIES

Each Party hereby represents and warrants, as to itself only, to each other Party as follows:

Section 3.1

Organization; Existence.  Such Party is an entity duly organized, validly existing, in good standing under the Laws of the jurisdiction of its formation, with all requisite power and authority to carry on the business in which it is engaged, to own the properties it owns and to execute and deliver this Agreement and the Collateral Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby.

Section 3.2

Authority and Enforceability.  Such Party has full power and authority to execute and deliver this Agreement and the Collateral Agreements to which it is a party and to perform its obligations hereunder and thereunder, and the execution and delivery by such Party of this Agreement and the Collateral Agreements to which it is a party and the performance of all obligations hereunder and thereunder have been duly authorized by all necessary action.  This Agreement and the Collateral Agreements to which it is a party have been duly executed and delivered by such Party and constitute legal, valid and binding obligations of such Party, enforceable against such Party in accordance with their respective terms.

Section 3.3

Non-Contravention; Consents.  The execution, delivery and performance by such Party of this Agreement and the Collateral Agreements to which it is a party, and the performance of the transactions contemplated hereunder and thereunder will not, with or without the giving of notice or the lapse of time, or both, 6) violate any provision of Law to which such Party is subject, 7) violate any order, judgment or decree applicable to such Party or 8) conflict with, or result in a breach or default under, any term or condition of its certificate of incorporation or by-laws, certificate of limited partnership or partnership agreement, certificate of formation or limited liability company agreement or trust agreement, as applicable, or any material contract, agreement or instrument to which such Party is a party.  No consent, approval, authorization or order of any court, or Governmental Authority or agency or of any Third Party which has not been obtained is required in connection with the execution, delivery and performance by such Party of this Agreement and the Collateral Agreements to which it is a party, and the performance of the transactions contemplated hereunder and thereunder.

Section 3.4

Litigation.  No investigation, proceeding, action, suit or other legal proceeding of any kind or nature before any Governmental Authority or arbitrator is pending or, to such Party’s knowledge, threatened with respect to such Party, such Party’s assets, such Party’s ownership of its Units or the transactions contemplated hereby and by the Collateral Agreements.  No notice in writing from any Governmental Authority or any other Person has been received by such Party or any of such Party’s Affiliates claiming any violation of or noncompliance with any Law with respect to such Party’s Units, such Party, such Party’s assets or the transactions contemplated hereby or by the Collateral Agreements.

Section 3.5

Investment Representations.  Such Contributing Party is acquiring Units for its own account, for investment purposes, and not with a view to or in connection with the resale or other distribution of such Units in violation of applicable securities Laws.  Such Contributing Party is an “accredited investor” as defined in Rule 501(a) under Regulation D of the Securities Act.  Such Contributing Party understands and agrees that the Units have not been registered under the Securities Act and are “restricted securities.”  Such Contributing Party has had the opportunity to receive the advice of its legal, financial and other advisors, and has knowledge of finance, securities and investments generally, and experience and skill in investments based on actual participation and has the ability to bear the economic risks of such Contributing Party’s investment in the Company.

Section 3.6

Brokers.  Except as set forth on Schedule 3.6, neither such Contributing Party nor any of its Affiliates has employed or retained any broker, agent or finder in connection with this Agreement or the transactions contemplated herein, or paid or agreed to pay any brokerage fee, finder’s fee, commission or similar payment to any Person on account of this Agreement or the transactions provided for herein which fee, commission or payment will constitute an obligation payable by the Company or any other Contributing Party, and such Contributing Party shall indemnify and hold harmless the Company and the other Contributing Party from any costs, including attorneys’ fees, and liability arising from the claim of any broker, agent or finder employed or retained by such Contributing Party in connection with the Company or this Agreement.

ARTICLE 4
ADDITIONAL REPRESENTATIONS AND WARRANTIES

Section 4.1

Additional Representations of ETI.  In addition to the representations and warranties in Article 3, ETI hereby represents and warrants to the Company and to each other Contributing Party as follows:

(a)

Title to Contributed LLC Interests and Other Items.  The Contributed LLC Interests are owned of record and beneficially by ETI free, clear and discharged of and from any and all Encumbrances and on delivery to the Company at the Closing of the Contributed LLC Interests pursuant to the ETI Assignment, the Company will be the owner of the Contributed LLC Interests, free, clear and discharged of and from any and all Encumbrances.  Neither ETI nor EES Sub has assigned, transferred, conveyed, permitted to exist an Encumbrance or otherwise disposed of any their respective rights, title or interest in, to or under any of the Contributed Options, Continuing Loans or Contributed Debt.

(b)

Taxes.  All Tax Returns required to be filed with respect to EES Sub have been filed and all such Tax Returns are complete and correct in all material respects.  All Taxes due and owing relating to EES Sub have been paid in full or will be paid by ETI in full by the due date thereof.  ETI has not received any written notice of deficiency or assessment from any taxing authority with respect to liabilities for Taxes of EES Sub which have not been fully paid or finally settled, unless being contested in good faith through appropriate proceedings and for which adequate reserves have been established.  All Taxes required to be withheld, collected or deposited by or with respect to EES Sub have been timely withheld, collected or deposited as the case may be, and to the extent required, have been paid to the relevant taxing authority.  There are no outstanding agreements or waivers extending the applicable statutory periods of limitation for any Taxes of EES Sub.  There are no liens on any of the assets of EES Sub that arose in connection with any failure (or alleged failure) to pay any Tax.  EES Sub is not a party to and does not have any liability under any Tax allocation or sharing agreement.  EES Sub shall be treated as of the Closing Date as a disregarded entity within the meaning of Treasury Regulations Section 301.7701-3(b)(ii) for federal income tax purposes.  Except for any liability of EES Sub for the Taxes of the Consolidated Group of which ETI is the common parent, EES Sub does not have any liability for the Taxes of any other Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or non-U.S. law), as a transferee or successor, by contract, or otherwise.  EES Sub is not and has not been a party to any “listed transaction,” as defined in Code Section 6707A(c)(2) and Treasury Regulation Section 1.6011-4(b)(2).

(c)

Entire Business.  EES Sub owns all of the properties, assets, and contracts of EES Sub set forth on Schedule 4.1(c)(i) hereto (the “Assets”).  The Assets are owned of record and beneficially by EES Sub free, clear and discharged of and from any and all Encumbrances, other than the Encumbrances set forth on Schedule 4.1(b)(ii) and other than, with respect to any Asset, any liens for taxes or assessments not yet due or not yet delinquent, any materialmen’s, mechanics’, repairmen’s, employees’, contractors’, operators’ or other similar liens or charges arising in the ordinary course of business incidental to the construction, maintenance or operation of such Asset that have not yet become due and payable or other immaterial liens or encumbrances that do not materially adversely affect the use thereof.  The Assets represent all material assets, properties, contracts, tangible and intangible rights of ETI, EES Sub or any of their Affiliates owned by, or in the possession of, ETI, EES Sub or any of their Affiliates to the extent currently used in the Business, except that ETI and its Affiliates other than EES Sub and the Company own (and are not contributing to the Company) the assets set forth on Schedule 4.1(c)(iii) (the “Excluded Assets”).

(d)

Undisclosed Liabilities.  Except as set forth on Schedule 4.1(d) or as otherwise contemplated in this Agreement, EES Sub does not have, nor will the Company have as a result of the transactions contemplated by this Agreement or any of the Collateral Agreements, any indebtedness, liabilities, obligations, responsibilities, fines, penalties and sanctions, absolute or contingent, matured or unmatured, liquidated or unliquidated, foreseen or unforeseen, joint, several or individual, asserted or unasserted, accrued or unaccrued, known or unknown, whenever arising, including any costs, expenses, interests, reasonable attorneys’ fees, disbursements and expense of counsel, expert and consulting fees and costs related thereto or to the investigation or defense thereof, which in the aggregate for all such items exceed $100,000.

(e)

Commitments.  Except as set forth on Schedule 4.1(e), EES Sub does not have and is not bound by, nor will the Company have or be bound by as a result of the transactions contemplated by this Agreement or any of the Collateral Agreements, any (i) partnership or joint venture agreement; (ii) employment, consulting or compensation agreement or arrangement, including the election or retention in office of any manager or officer; (iii) labor or collective bargaining agreement; (iv) debt instrument, loan agreement or other obligation relating to indebtedness for borrowed money; (v) guarantees or obligations for the liabilities or obligations of any other Person; (vi) lease of real or personal property, whether as lessor, lessee, sublessor or sublessee; (vii) contracts containing noncompetition covenants; (viii) any other contract or arrangement that involves either an unperformed commitment in excess of $100,000 or that terminates more than one year from the date hereof; (ix) any obligations under employee benefit or welfare plans which in the aggregate for all such items exceed $100,000; or (x) any other agreement or commitment not made in the ordinary course of business or that is material to the business or financial condition of EES Sub.

(f)

Affiliate Relationships.  Except for this Agreement and the Collateral Agreements to which it is a party, neither EES Sub nor the Company will be as a result of the transactions contemplated by this Agreement or any of the Collateral Agreements, a party, directly or indirectly, to any contract, agreement or lease with, or any other commitment to, (i) any Affiliate of EES Sub or the Company, (ii) any Affiliate of such an individual or entity or (iii) any manager, director, officer or employee of the Company, EES Sub or any of their Affiliates.

Section 4.2

Additional Representations of BCG and CWP.  In addition to the representations and warranties in Article 3, BCG and CWP each hereby represents and warrants, on a joint and several basis, to the Company and to ETI as follows:

(a)

Title to Assigned Agreements.  Except as set forth on Schedule 4.2: 9) BCG has not assigned, transferred, conveyed, permitted to exist an Encumbrance or otherwise disposed of any rights, title or interest in, to or under any of the Contributed Options, Continuing Loans or Contributed Debt, except to CWP in connection with the transactions contemplated in this Agreement, and 10) on delivery to the Company at the Closing of the Contributed Options, Continuing Loans and Contributed Debt pursuant to the CWP Assignments, the Company will be the owner of all of CWP’s the right, title and interest in, to and under the Contributed Options, Continuing Loans and Contributed Debt, free, clear and discharged of and from any and all Encumbrances.

(b)

Taxes.  All Tax Returns required to be filed by BCG or CWP with respect to the Contributed Debt and Contributed Options have been filed and all such Tax Returns are complete and correct in all material respects.  All Taxes due from BCG or CWP relating to the Contributed Debt and Contributed Options have been paid in full or will be paid in full by BCG or CWP the due date thereof.  BCG has not received any written notice of deficiency or assessment from any taxing authority with respect to liabilities for Taxes associated with the Contributed Debt or Contributed Options, which have not been fully paid or finally settled, unless being contested in good faith through appropriate proceedings and for which adequate reserves have been established.  All Taxes required to be withheld, collected or deposited by or with respect to the Contributed Debt and Contributed Options by BCG or CWP have been timely withheld, collected or deposited as the case may be, and to the extent required, have been paid to the relevant taxing authority.  There are no outstanding agreements or waivers extending the applicable statutory periods of limitation for Taxes owed by BCG or CWP that are associated with the Contributed Debt or Contributed Options for any period.  There are no liens on any of the Contributed Debt and Contributed Options that arose in connection with any failure (or alleged failure) to pay any Tax by BCG or CWP.

ARTICLE 5
CERTAIN COVENANTS AND AGREEMENTS OF THE PARTIES

Section 5.1

Cooperation.  Through the Closing Date, the Parties will each cooperate with each other and use commercially reasonable efforts 11) to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary, proper or advisable on its part under this Agreement, applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement and the Collateral Agreements, 12) to obtain from any Governmental Body any orders or permits required to be obtained by any Party in connection with the authorization, execution, delivery and performance of this Agreement and the Collateral Agreements and the consummation of the transactions contemplated hereby and thereby and 13) to promptly make all necessary filings, if any, and thereafter make any other required submissions, with respect to this Agreement and the Collateral Agreements and prompt consummation of the transactions contemplated hereby and thereby required under applicable Law.

Section 5.2

Further Assurances.  From time to time from and after the date of this Agreement, including following the Closing, each Party shall execute, acknowledge and deliver such additional documents or instruments and take such other action as any other Party may reasonably request to more effectively accomplish the transactions contemplated by this Agreement, including by conveying, assigning or transferring any material properties, assets or contracts (i) to the extent principally used in the Business that were not set forth on Schedule 4.1(c) (other than Excluded Assets) or (ii) to the extent that they are expected to be principally used in the Business and that by mistake are acquired or created after the date of this Agreement in the name of ETI rather than the Company or EES Sub.

Section 5.3

Public Announcements.  No Party or any of their respective Affiliates shall issue any press release or public statement concerning this Agreement or the transactions contemplated hereby without obtaining the prior written approval of the other Parties hereto, unless such disclosure is required by applicable Law; provided, that the Party intending to make such release shall give the other Parties prior written notice and shall use its reasonable efforts consistent with such applicable Law or consult with the other Parties with respect to the text thereof.

Section 5.4

Transfer Taxes.  All excise, sales, use, transfer (including real property transfer or gains), stamp, documentary, filing, recordation and other similar taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties, resulting from the contributions contemplated by this Agreement (the “Transfer Taxes”), if any, shall be borne solely by the Contributing Party with respect to that contribution.  Any Tax Returns that must be filed in connection with Transfer Taxes shall be prepared and filed when due by the Party primarily or customarily responsible under the applicable local law for filing such Tax Returns, and such Party shall use reasonable commercial efforts to provide such Tax Returns to the other Party at least 10 days prior to the due date for such Tax Returns.

Section 5.5

Tax Matters.

(a)

Each of the Parties agrees to cooperate fully with each other Party to enable each Party to more accurately determine its own tax liability and to minimize such liability to the extent legally permissible.  Each Party shall provide and make available to each other Party such records as a Party may reasonably request for the defense of any audit, examination, administrative appeal or litigation of any Tax Return or other similar governmental report or form.

(b)

ETI shall be liable for, and shall indemnify, defend and hold harmless the Company for any and all liability for Taxes with respect to EES Sub for any taxable period ending on or before the Closing Date (“Pre-Closing Tax Period”) and, with respect to any taxable period that begins on or before and ends after the Closing Date (“Straddle Period”), for the portion thereof ending on the Closing Date.  In the case of any Straddle Period, the amount of Taxes with respect to EES Sub or the assets of EES Sub, as applicable, allocable to the portion of the Straddle Period ending on the Closing Date shall be deemed to be the amount of such Taxes determined as if an interim closing of the books occurs on the Closing Date with respect to the Company and the assets of EES Sub.

(c)

Ad valorem property Taxes imposed on or with respect to the assets of EES Sub for the taxable period (for purposes of this section, “taxable period” means the period beginning on the assessment date for ad valorem property Taxes through the day before the next assessment date for such Taxes) that contains the Closing Date shall be prorated between ETI and Company based on the relative number of days prior to the Closing Date and on and after the Closing Date during the taxable period, with ETI being responsible for such prorated ad valorem property Taxes for the period prior to the Closing Date and Company being responsible for such prorated ad valorem property Taxes for the period beginning on the Closing Date.  Upon receipt of the ad valorem property Tax bills for the taxable period that contains the Closing Date, ETI shall calculate the prorated ad valorem property Taxes and shall bill Company for such amount, with Company making such payment within 20 days of receipt of such bill.  Company shall promptly forward to ETI any ad valorem property Tax bills for the taxable period that contains the Closing Date that are received by Company.  ETI shall be responsible as between ETI and Company for the actual payment of the total amount of ad valorem property Taxes imposed on or with respect to the assets of EES Sub for the taxable period that contains the Closing Date.

Section 5.6

Confidentiality.

(a)

Each Party agrees that all Confidential Information shall be kept confidential by such Party and shall not be disclosed or used by such Party in any manner whatsoever other than as provided for under this Agreement; provided, however, that:  14) any of such Confidential Information may be disclosed to such Party’s Affiliates and to partners; members; stockholders; prospective partners, members and stockholders; managers; directors; officers; employees; and authorized representatives (including attorneys, accountants, consultants, bankers and financial advisors) of such Party and of such Party’s Affiliates (collectively, for purposes of this Section 5.6, “Representatives”), each of which Representatives shall be bound by the provisions of this Section 5.6 or substantially similar terms, 15) any disclosure of Confidential Information may be made to the extent to which the other Parties consent in writing, 16) any disclosure may be made of the terms of a Contributing Party’s investment in the Company pursuant to this Agreement and the performance of that investment to the extent in compliance with applicable Law (whether in the Contributing Party’s fundraising materials or otherwise), 17) Confidential Information may be disclosed by a Party or Representative to the extent reasonably necessary in connection with such Party’s enforcement of its rights under this Agreement and 18) Confidential Information may be disclosed by any Party or Representative to the extent that the Party or Representative has received advice from its counsel that it is legally compelled to do so, provided that, prior to making such disclosure, the Party or Representative, as the case may be, uses reasonable efforts to preserve the confidentiality of the Confidential Information, including consulting with the other Parties regarding such disclosure and, if reasonably requested by another Party, assisting such other Party, at such other Party’s expense, in seeking a protective order to prevent the requested disclosure, and provided further that the Party or Representative, as the case may be, discloses only that portion of the Confidential Information as is, based on the advice of its counsel, legally required.

(b)

The Parties agree that breach of the provisions of this Section 5.6 may cause irreparable injury to the Company or the other Parties for which monetary damages (or other remedy at Law) are inadequate in view of 19) the complexities and uncertainties in measuring the actual damages that would be sustained by reason of the failure of a Party to comply with such provisions and 20) the uniqueness of the Company’s and each Party’s business and the Confidential Information.  Accordingly, the Parties agree that, in addition to any other remedies provided by Law or this Agreement, the provisions of this Section 5.6 may be enforced by specific performance.

Section 5.7

Certain Agreements Relating to License Agreement.

(a)

Notwithstanding Section 13.11 of the License Agreement, if, prior to the first to occur of a Change of Control of CWP and the date upon which CWP’s Percentage Interest (as defined in the Amended and Restated LLC Agreement) ceases to be at least 16.5%, ETI intentionally breaches the License Agreement or commits fraud in connection with the performance of its obligations under the License Agreement, ETI’s liability to the Company shall not be limited by Section 13.11 of the License Agreement.

(b)

If CWP alleges such an intentional breach or fraud by ETI under the License Agreement, then, notwithstanding any provisions of the Amended and Restated LLC Agreement, CWP shall have the right, by written notice to ETI, to call a meeting of the Board (as defined in the Amended and Restated LLC Agreement) on five days’ notice to determine whether the Company will enforce its rights under the License Agreement in respect of such alleged intentional breach or fraud.  In any such meeting, CWP and ETI agree that the Class A Designees (as defined in the Amended and Restated LLC Agreement) appointed by ETI shall have the right to attend and participate in such meeting.  The determination of whether the Company shall enforce such rights against ETI shall be made by the Class B Designees (as defined in the Amended and Restated LLC Agreement) regardless of any quorum or other provisions of the Amended and Restated LLC Agreement or applicable law.  If a determination is made to enforce such rights, the Class B Designees will direct and control the Company’s actions with respect to such enforcement, regardless of any provisions contained in the Amended and Restated LLC Agreement or applicable law.

Section 5.8

Transactions Leading to an Outside Significant Event.

(a)

No later than 20 days prior to:

(i)

any sale, redemption, transfer or other disposition of interests held by CWP in the Company;

(ii)

any recapitalization, merger, restructuring or other similar transaction (debt or equity) (or series thereof) of or by CWP (and not of the Company or any of its Affiliates); or

(iii)

any other transaction (or series thereof) pursuant to which the direct or indirect holders of interests in CWP receive cash or other assets with respect to or arising in any way from their direct or indirect interest in CWP, other than as a result of CWP making distributions of cash it received from the Company,

CWP shall deliver to ETI written notice of such transaction, together with copies of the most recent drafts of the definitive documentation related to such transaction (and CWP shall promptly provide to ETI any revisions to such documentation).

(b)

At or before the closing of a transaction that results in an Outside Significant Event, unless an Inside Significant Event (as defined in the Amended and Restated LLC Agreement) has occurred and ETI has received distributions equal to $12,121,212 pursuant to Section 6.1(b)(iii)(B) of the Amended and Restated LLC Agreement, CWP shall pay or cause to be paid to ETI in immediately available funds an amount equal to $4,000,000 reduced (but not below zero) by the cumulative total of the product of (i) 33% times (ii) all current and prior distributions made by the Company under Section 6.1(b)(iii)(B) of the Amended and Restated LLC Agreement (including, without limitation, any distributions made by the Company under Section 12.2 of the Amended and Restated LLC Agreement by reference to Section 6.1(b)(iii)(B) of the Amended and Restated LLC Agreement).  The Parties agree to discuss whether any changes to this Section 5.8(b) may be appropriate if CWP makes additional capital contributions to the Company.

(c)

The obligations of CWP under this Section 5.8 are secured by the CWP Pledge Agreement.

Section 5.9

Assignment and Transfer of Additional Agreements.  ETI agrees to use commercially reasonable efforts to obtain the consents required for the transfer and assignment to EES Sub of the rights, title and interest of ETI under the Additional Agreements as soon as practicable after the execution hereof and to transfer the same to EES Sub upon receipt of such consents.  Further, the Parties agree that on and after the Closing, they will cooperate in good faith and use commercially reasonable efforts (i) to do or cause to be done all such things as shall be necessary and proper to assure that the rights of ETI under such Additional Agreements shall be preserved for the benefit of EES Sub (including any extension or renewal of any Additional Agreements), (ii) to facilitate receipt by EES Sub of the consideration to be received by ETI in and under each Additional Agreement, which consideration shall be held by ETI for the benefit of, and shall be delivered to, EES Sub and (iii) to assure that the Company and EES Sub assume the corresponding liabilities under every such contract.  The Company and EES Sub shall pay all costs of performance by ETI under the Additional Agreements.

ARTICLE 6
CONDITIONS PRECEDENT TO CLOSING

Section 6.1

General Conditions.  The respective obligations of the Parties to effect the Closing of the transactions contemplated hereby are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

(a)

no order of any court or administrative agency shall be in effect that enjoins, restrains, conditions, makes illegal or otherwise prohibits consummation of the transactions contemplated by this Agreement or any of the Collateral Agreements, and there shall not be pending any Action seeking to enjoin, restrain, condition, make illegal or otherwise prohibit consummation of the transactions contemplated by this Agreement or any of the Collateral Agreements; and

(b)

all other authorizations, consents, orders or approvals of, or expirations of waiting periods imposed by, any Governmental Body required by Law for the consummation of the transactions contemplated by this Agreement or any of the Collateral Agreements shall have been obtained or shall have occurred.

Section 6.2

Conditions Precedent to ETI’s Obligations.  The obligations of ETI to effect the Closing of the transactions contemplated hereby are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any of which conditions may be waived in writing by ETI in its sole discretion:

(a)

BCG shall have delivered to ETI documentation satisfactory to ETI evidencing the assignment by BCG to CWP of (i) the Contributed Options, (ii) the Continuing Loans and (iii) the Contributed Debt, in exchange for membership interests in CWP;

(b)

the representations and warranties as set forth in Article 3 and Article 4 (in each case with respect to BCG and CWP) shall have been true and correct in all material respects (or, with respect to any representations and warranties that are qualified by materiality or words of similar import contained in such representations or warranties, in all respects) on and as of the date hereof and as of the Closing as if made as of the Closing (except that the representations and warranties that are made as of a specific date need be true and correct only as of such date); and

(c)

each of BCG and CWP shall have performed all obligations and agreements and complied with all covenants and conditions required by this Agreement to be performed or complied with by BCG or CWP, as applicable, prior to or at the Closing, including delivering all of the items required to be executed or delivered by them under Article 2.

Section 6.3

Conditions Precedent to CWP’s Obligations.  The obligations of CWP to effect the Closing of the transactions contemplated hereby are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any of which conditions may be waived in writing by CWP in its sole discretion:

(a)

ETI and EES Sub shall have delivered to CWP a counterpart, duly executed by ETI and EES Sub, to the Consent Agreement;

(b)

the representations and warranties set forth in Article 3 and Article 4 (in each case with respect to ETI and the Company) shall have been true and correct in all material respects (or, with respect to any representations and warranties that are qualified by materiality or words of similar import contained in such representations or warranties, in all respects) on and as of the date hereof and as of the Closing as if made as of the Closing (except that the representations and warranties that are made as of a specific date need be true and correct only as of such date); and

(c)

each of the Company and ETI shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by the Company or ETI prior to or at the Closing, including executing and delivering all of the items required to be executed or delivered by them under Article 2.

ARTICLE 7
SURVIVAL AND INDEMNIFICATION

Section 7.1

Survival of Representations.  The representations and warranties contained in this Agreement shall survive indefinitely, with the exception that (a) the representations and warranties in Section 4.1(c), Section 4.1(d), Section 4.1(e) and Section 4.1(f) shall survive the Closing until the twelve-month anniversary thereof and (b) the representations and warranties in Section 4.1(b) and Section Section 4.2(b) shall survive the Closing until 30 days after the expiration of the applicable statute of limitations.  Each covenant contained in this Agreement shall survive until, and shall terminate, as applicable, upon full performance by the

Party of such covenant or upon, the date of expiration of the applicable statutes of limitations (the “Indemnity Period”).  Except as otherwise provided for herein, the Parties intend to shorten the statute of limitations and agree that no claims or causes of action may be brought after the Indemnity Period against any Party based upon, directly or indirectly, any of the representations and warranties contained in this Agreement, any covenant that by its terms is to be performed on or prior to the Closing Date, or any termination of this Agreement.

Section 7.2

CWP’s Agreement to Indemnify.  Subject to the terms and conditions set forth herein, from and after the Closing, CWP shall indemnify and hold harmless the Company, ETI and each of their respective Representatives and Affiliates and successors and assigns (collectively, “Non-CWP Indemnitees”) from and against all liabilities, demands, claims, actions or causes of action, assessments, losses, damages, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Damages”) asserted against or incurred by any Non-BCG Indemnitee, during the Indemnity Period, as a result of or arising out of 21) a breach of any representation or warranty contained in Article 3 or Article 4 (in each case with respect to representations or warranties made by CWP) or 22) a breach of any agreement or covenant by CWP in this Agreement.

Section 7.3

ETI’s Agreement to Indemnify.  Subject to the terms and conditions set forth herein, from and after the Closing, ETI shall indemnify and hold harmless the Company, CWP and each of their respective Representatives and Affiliates and successors and assigns (“Non-ETI Indemnitees”) from and against all Damages asserted against or incurred by any Non-ETI Indemnitee, during the Indemnity Period, as a result of or arising out of 23) a breach of any representation or warranty contained in Article 3 or Article 4 (in each case with respect only to representations and warranties made by ETI) or 24) a breach of any agreement or covenant by ETI in this Agreement.

Section 7.4

Payments.  Any indemnification payment due under this Article 7 shall be paid within five days after it is established (by judicial action, arbitration or agreement) that the Non-CWP Indemnitees or the Non-ETI Indemnitees, as the case may be, are entitled to such payment under this Article 7, together with interest on such amounts from the date of the claim to the date of payment at a per annum rate equal to the lesser of 25) the maximum, non-usurious rate permitted by applicable Law and 26) the Prime Rate plus 1%.  If a claim involves an undisputed and disputed portion, the Person required to indemnify hereunder shall promptly pay the undisputed portion, and the disputed portion shall be paid according to the preceding sentence.

ARTICLE 8
MISCELLANEOUS PROVISIONS

Section 8.1

Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt if: 27) mailed by certified or registered mail, return receipt requested; 28) sent for over-night delivery by Federal Express or other express carrier, fee prepaid; 29) sent via facsimile with receipt confirmed; or 30) delivered personally, addressed as follows or to such other address or addresses of which the respective Party shall have notified the other.

If to the Company:

Ecosphere Energy Services, LLC
3515 SE Lionel Terrace

Stuart, FL  34997

Attn:  Mr. Michael O’Kelley
Fax: (772) 781-4778

If to ETI:

Ecosphere Technologies, Inc.
3515 SE Lionel Terrace

Stuart, FL  34997

Attn:  Mr. Dennis McGuire
Fax: (772) 781-4778

with a copy to:

Vinson & Elkins L.L.P.
First City Tower

1001 Fannin Street, Suite 2500
Houston, Texas  77002
Attn: Stephen D. Davis
Fax: (713) 615-5597

If to CWP:

Clean Water Partners, LLC

c/o Chad Wold, Esq.

122 Central Avenue

Whitefish, MT  59937

Attn:

Mr. Chad Wold, Esq.

Fax:

(406) 862-2487

with a copy to:

Hunton & Williams LLP

Fountain Place

1445 Ross Avenue, Suite 3700

Dallas, Texas 75202-2799

Attn:

L. Steven Leshin

Gregory J. Schmitt

Fax:

(214) 880-0011

If to BCG:

Bledsoe Capital Group, LLC
126 Central Ave.

Whitefish, MT  59937

Attn: Chad Wold
Fax: (877) 855-1952

with a copy to:

Hunton & Williams LLP

Fountain Place

1445 Ross Avenue, Suite 3700

Dallas, Texas 75202-2799

Attn:

L. Steven Leshin

Gregory J. Schmitt

Fax:

(214) 880-0011

Section 8.2

Entire Agreement; Amendment.

(a)

The agreement of the Parties, which consists of this Agreement, the Collateral Agreements, the Schedules and Exhibits hereto and thereto and the documents referred to herein and therein, sets forth the entire agreement and understanding among the Parties and supersedes any prior agreement or understanding, written or oral, relating to the subject matter of such agreements and schedules.

(b)

No amendment, supplement, modification or waiver of this Agreement or any of the Collateral Agreements shall be binding unless executed in writing by the each of the Parties.

Section 8.3

Relationship of the Parties.  It is not the purpose or intent of this Agreement to create any partnership, joint venture, general partnership or other partnership relation (other than for federal and state tax purposes) and none shall be inferred from this Agreement or the Collateral Agreements.

Section 8.4

Binding Effect.  Subject to the restrictions on assignment set forth in this Agreement, this Agreement shall be binding upon and shall inure to the benefit of each Party hereto and their respective heirs, permitted successors, permitted assigns and legal representatives; and by their signatures hereto, the Parties intend to and do hereby become bound.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the Parties and their respective permitted successors and assigns any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained.

Section 8.5

Severability.  The provisions of this Agreement are severable, and, in the event that any one or more provisions are deemed illegal or unenforceable, the remaining provisions shall remain in full force and effect unless the deletion of such provision shall cause this Agreement to become materially adverse to any Party, in which event the Parties shall use reasonable commercial efforts to arrive at an accommodation that best preserves for the Parties the economic benefits and obligations of the offending provision.

Section 8.6

Governing Law; Limitation of Liability.

(a)

THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

(b)

The Parties hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of Texas and the federal courts of the United States of America located in Texas, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each Party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts.  The Parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the Parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a party to this Agreement may become involved.  Each of the Parties hereby consents to process being served by any party to this Agreement in any suit, action or proceeding of the nature specified in this subsection (b) by the mailing of a copy thereof in the manner specified by the provisions of Section 8.1.  EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(c)

NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO ANY OTHER PARTY FOR PUNITIVE, SPECIAL, EXEMPLARY, CONSEQUENTIAL OR SIMILAR DAMAGES

Section 8.7

Counterparts.  This Agreement may be executed in any number of counterparts (including facsimile counterparts), all of which together shall constitute a single instrument.

Section 8.8

Assignment.  Notwithstanding anything herein to the contrary, the rights of the Parties hereunder may not be assigned without the consent of the other Parties.

Section 8.9

No Third-Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended to or shall confer on any Person other than the Parties hereto and their respective successors, designees or assigns any rights (including Third Party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement.  This Agreement shall not provide Third Parties with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to the terms of this Agreement.  No Third Party shall have any right, independent of any right that exists irrespective of this Agreement, under or granted by this Agreement, to bring any suit at law or equity for any matter governed by or subject to the provisions of this Agreement.

Section 8.10

Fees and Expenses.  All fees and expenses of BCG and CWP incurred in connection with this Agreement, the Collateral Agreements and the transactions contemplated herein and therein shall be paid by BCG and CWP.  All fees and expenses of ETI, EES Sub and the Company incurred in connection with this Agreement, the Collateral Agreements and the transactions contemplated herein and therein shall be paid by ETI and no such fees and expenses shall be paid by, payable by or allocated to the Company or EES Sub.

[Signature Page Follows.]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the Parties on the date first above written.

COMPANY:

ECOSPHERE ENERGY SERVICES, LLC,

a Delaware limited liability company

By:

_________________________________

Name:

Dennis McGuire

Title:

President

Signature Page – Contribution Agreement

1

ETI:

ECOSPHERE TECHNOLOGIES, INC.,

a Delaware corporation

By:

_________________________________

Name:

Dennis McGuire

Title:

President

Signature Page – Contribution Agreement

2

BCG:

BLEDSOE CAPITAL GROUP, LLC,

a Montana limited liability company

By:

_________________________________

Name:

Chad Wold

Title:

Manager

Signature Page – Contribution Agreement

3

CWP:

CLEAN WATER PARTNERS, LLC,

a Delaware limited liability company

By:

_________________________________

Name:

Chad Wold

Title:

Manager

Signature Page – Contribution Agreement

4

EXHIBIT A

TECHNOLOGY LICENSE AGREEMENT

This Technology License Agreement (this “Agreement”) is entered into as of July 15, 2009 (“Effective Date”) by and between Ecosphere Energy Services, LLC, a Delaware limited liability company (“Licensee”), and Ecosphere Technologies, Inc., a Delaware corporation (“Licensor”).

The parties hereby agree as follows:

Background

Licensor owns certain technologies related to processes known as Licensor’s Ozonix Process, EcosFrac Process and EcosBrine and the design and manufacturing of equipment and systems that use Licensor’s Ozonix Process, EcosFrac Process and/or EcosBrine.

Licensor wishes to grant to Licensee an exclusive license to market, sell, make, have made, use and maintain such technologies solely in a defined Field of Use in any part of the world, with the right to sublicense, and the other rights specified herein, and Licensee wishes to obtain such a license, solely upon and subject to the terms and conditions hereof.

Definitions

As used in this Agreement, the terms set forth in this Section 2 shall have the meanings set forth below.

“Affiliate” means, with respect to any Person, any Entity in whatever country organized that controls, is controlled by or is under common control with such Person.  The term “control” means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an Entity, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” is defined in the preamble.

“Assignment Agreements” means the agreements assigning ownership of the Patents and other Licensed Technology from the inventors and/or prior owners to Licensor.

“Bankruptcy Code” is defined in Section 13.15.

“BCG” means Bledsoe Capital Group, LLC, a Montana  limited liability company.

“Cash Fee” is defined in Section 4.1.

“Confidential Information” means all information furnished to Licensee or its Representatives (as defined below) in connection with this Agreement by Licensor or any of its Representatives.

The term “Representatives” means, as to any Person, such Person’s Affiliates and its and their respective directors, managers, members, officers, employees, advisors, agents, or representatives.  The term “Confidential Information” does not include any information which (i) at the time of disclosure or thereafter is generally known by the public (other than as a result of its disclosure by Licensee or its Representatives), (ii) was or becomes available to Licensee on a non-confidential basis from a Person (other than BCG or any of its Representatives) not known or reasonably suspected by Licensee to be bound by a confidentiality agreement with Licensor or its Representatives, or (iii) has been or becomes independently developed by Licensee or on its behalf without violating its obligations under this Agreement, but only if Licensee is not an Affiliate of Licensor.

“Contributed Debt” means (a) the Credit Agreement dated April 14, 2009, originally by and between BCG, EES Sub and Licensor and (b) the related Secured Note dated April 14, 2009, originally by and between BCG and EES Sub, which such Credit Agreement and Secured Note were contributed by BCG to CWP.

“Copyrights” means the copyright in any work of authorship or other work included in the Licensed Technology.

“CWP” means Clean Water Partners, LLC, a Delaware limited liability company.

“Docket” means Licensor’s, or its agents’, list or other means of tracking information related to the prosecution or maintenance of the Patents throughout the world, including information related to deadlines, payments, and filings, which is current as of the Effective Date.

“EcosBrine” means the Licensor proprietary process of using a high chloride water to be blended at the frac site for recurrent use to reduce completion costs.

“EcosFrac Process” means the Licensor proprietary advanced oxidation process that removes organic compounds, cations, and bacteria from fluids.

“EES Sub” means EES Operating, LLC, a Delaware limited liability company (as successor by conversion to Ecosphere Energy Services, Inc., a Florida corporation).

“Effective Date” is defined in the preamble.

“Entity” means any corporation, partnership, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, governmental entity (or any department, agency, or political subdivision thereof) or any other legal entity.

“Field of Use” means the field of treating any product, waste, by-product or other items (including, without limitation, produced waters, frac flowback waters and various industrial waste waters) generated during the exploration, production, refining and distribution of energy from natural resources (including, without limitation, oil, natural gas, hydrocarbons, coal, coal bed methane, tar sands and any other natural resource) that now are, or that in the future may be determined to be, capable of remediation by the Ozonix Process, EcosFrac Process or EcosBrine.

“Geographic Area” means any area of the world.

“Licensed Products” means:

any and all equipment, systems, and products that may now or hereafter use the Ozonix Process, EcosFrac Process or EcosBrine;

all parts, components and subassemblies of the equipment, systems or products described in clause (a) of this subsection;

all equipment and goods that are or may be used in connection with or ancillary to the design, manufacture, testing, use, sale, maintenance or repair of the equipment, systems or products described in clause (a) of this subsection; and

all modifications and enhancements to any of the foregoing equipment, systems or products or other items described in clause (a), (b) or (c) of this subsection.

“Licensed Technology” means all intellectual property, trade secrets, Trademarks, know-how, designs, processes, software, works of authorship, copyrightable works, mask works, data, discoveries, inventions and improvements, whether patentable or not, technology, information and documentation now owned or hereafter owned by Licensor, together with all improvements, enhancements, derivative works and modifications hereafter developed or acquired and owned, by Licensor, related to the Ozonix Process, EcosFrac Process or EcosBrine or to the testing, use, sale, maintenance, repair, design or manufacture of any Licensed Products, or the use of any of the Ozonix Process, the EcosFrac Process or the EcosBrine.  Licensed Technology may be recorded or fixed in written or other form and includes, but is not limited to, the following to the extent they are now or hereafter owned by Licensor:

The Patents;

All U.S. or foreign copyrights or mask work rights now owned or hereafter created or owned by Licensor and related to the Ozonix Process, EcosFrac Process and EcosBrine or any Licensed Products;

Source code and object code for all software owned or hereafter created or owned by Licensor related to the Ozonix Process, EcosFrac Process and EcosBrine or any Licensed Products, together with all flow charts, development notes and other documentation pertaining to such source code;

All specifications related to the Ozonix Process, EcosFrac Process and EcosBrine or any Licensed Products;

All designs and engineering drawings related to the Ozonix Process, EcosFrac Process and EcosBrine or any Licensed Products;

Recommendations and information as to sources of materials and components for any of the Licensed Products, including current vendors;

A list of any special tools necessary to test, manufacture, use, maintain or repair any of the Licensed Products and parts for any of the Licensed Products, and locations and sources of, and manufacturing drawings for, such tools;

All production, testing, installation, operation, service and quality control documentation related to any of the Licensed Products;

Any rights or licenses granted by any Person to Licensor related to the Ozonix Process, EcosFrac Process or EcosBrine or any Licensed Products;

Any and all designs that embody, use, or implement any Licensed Technology; and

Any other technical information related to the Ozonix Process, EcosFrac Process or EcosBrine or any of the Licensed Products which is owned by Licensor and is reasonably required by Licensee to manufacture, use, sell, import, export, test or maintain any of the Licensed Products and parts for any of the Licensed Products whether or not such technical information is considered proprietary to Licensor.

“Licensed Works” means all works of authorship, copyrightable works, and mask works included in the Licensed Technology.

“License Fee” is defined in Section 4.1.

“Licensor” is defined in the preamble.

“Licensee” is defined in the preamble.

“Ozonix Process” means the Licensor’s proprietary advanced oxidation process that combines ozone generation and ultrasound technology in a pressure compensated reaction tank to treat product, waste, by-product or other items capable of remediation.

“Patents” means all U.S. and foreign patents and patent applications owned or hereafter owned by Licensor and related to any of the Ozonix Process, EcosFrac Process or EcosBrine or any Licensed Products, including, without limitation, (i) each of the provisional patent applications, patent applications and patents listed on Exhibits A and B (as such lists may be updated during the term hereof); (ii) all patents or patent applications to which any of the foregoing claim priority; (iii) all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, and divisions of such patents and applications; (iv) foreign counterparts to any of the foregoing, including certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants, and (v) any of the foregoing in (ii)-(iv) whether or not expressly listed in Exhibit A or B and whether or not abandoned, rejected, or the like.

“Person” means any individual or Entity.

“Representative” is defined in the definition of Confidential Information.

“Trademark” means any trademark or service mark or mark subject to an application for registration, owned by Licensor and used in connection with the Ozonix, EcosBrine, or EcosFrac processes, but excludes any domain names.

Grant of Exclusive Licenses and Assignment of Rights

Patent License.  Licensor hereby grants to Licensee the exclusive (including with respect to Licensor), perpetual, irrevocable, transferable (to the extent expressly permitted herein), sublicensable license in the Geographic Area of all rights of any kind conferred by the Patents, including, without limitation, the rights of any kind to, or conferred by, the Patents to, solely within the Field of Use, (a) use or otherwise practice any art, methods, processes, and procedures covered by the Patents, (b) make or have made, use, offer to sell, sell, import, and otherwise distribute or dispose of any inventions, discoveries, products, services, or technologies covered by the Patents, (c) otherwise exploit any rights granted in the Patents and/or any invention or discovery described in the Patents, and (d) exclude other Persons from exercising any of such rights.

Copyright License.  Licensor hereby grants to Licensee the exclusive (including with respect to Licensor), perpetual, irrevocable, transferable (to the extent expressly permitted herein), sublicensable license in the Geographic Area, under any U.S. and foreign copyrights or mask work rights in or related to any Licensed Works, to, solely within the Field of Use, (a) exercise all rights of any kind conferred under any U.S. or foreign copyrights or mask work rights with respect to the Licensed Works, (b) use, copy, reproduce, adapt, enhance, modify, display, perform, make derivative works, and distribute the Licensed Works and derivative works based on the Licensed Works, (c), make or have made, use, offer to sell, sell, import, export, design, test, maintain and repair Licensed Products, (d) perform services, (e) otherwise exploit any rights in the Licensed Works, and (f) exclude other Persons from exercising any such rights.

Technology License.  Except with respect to Trademarks, Licensor hereby grants to Licensee the exclusive (including with respect to Licensor), perpetual, irrevocable, transferable (to the extent expressly permitted herein), sublicensable  license in the Geographic Area, under any rights in Licensed Technology not licensed to Licensee in Sections 3.1 and 3.2 above, to, solely within the Field of Use, (a) exercise all rights of any kind in or related to such Licensed Technology, (b) use and otherwise exploit such Licensed Technology, (c) make or have made, use, offer to sell, sell, import, export, design, test, maintain and repair Licensed Products, (d) perform services, (e) enforce any rights in such Licensed Technology, and (f) exclude other Persons from exercising any rights in such Licensed Technology.

Trademark License.  Licensor hereby grants to Licensee the exclusive (including with respect to Licensor), perpetual, irrevocable, license in the Geographic Area to use the Trademarks solely on or in connection with goods and services within the Field of Use.  Any and all uses of any of the Trademarks by Licensee in the Field of Use shall inure solely to the benefit of Licensor.  The goods and services on or in connection with which any of the Trademarks are used shall substantially meet or exceed the quality of the corresponding goods and services provided by Licensor prior to the date hereof.  Licensee shall provide such specimens of its use of the Trademarks as are reasonably requested by Licensor from time to time.  Licensee may not file any application for any registration of a mark or for any domain name which consists in whole or in part of any of the Trademarks in its own name or in the name of any Affiliate (other than Licensor), and may not and shall not allow any Affiliate (other than Licensor) file any application for any registration of any mark or domain name which includes or is confusingly similar to any of the following terms: Ecosphere, Ecosphere Technologies, EcosBrine, EcosFrac, and/or Ozonix.

Sublicenses.  The licenses granted to Licensee in Sections 3.1, 3.2 and 3.3 hereof shall include the right to grant and authorize sublicenses. Licensee shall not grant rights greater than those granted to Licensee under this Agreement.  No later than twenty (20) days prior to the execution of any sublicense agreement, Licensee shall provide Licensor with prior written notice of such proposed execution along with a copy of all definitive documentation related to the sublicense, including, without limitation, an execution version of the sublicense agreement. Any sublicense agreement shall (a) be no less favorable to Licensee than this Agreement is to Licensor, (b) contain confidentiality obligations, limits of liability, and indemnity provisions in favor of Licensor that are binding on the sublicensee and (c) contain a provision making the Licensor a third party beneficiary to such sublicense.  No sublicense granted to any Person pursuant to the terms of this Agreement shall be terminable as a result of the termination of this Agreement, unless expressly set forth in such sublicense.

Improvements. Each party shall promptly advise the other of all material improvements, enhancements, derivative works and modifications in the Licensed Technology hereafter developed or owned by it, which were developed or acquired which can be reasonably foreseen to be usable in the Field of Use and which shall be added to the subject matter of this Agreement for no additional consideration.  Each party shall deliver all such updating information to the other at least once per calendar quarter on the first business day of each calendar quarter so long as this Agreement is in effect.  Each party shall be the sole owner of any and all improvements, enhancements, derivative works, and modifications to any Licensed Technology made by it.  Provided, however, that Licensee may not file any patent application or obtain any patent outside the Field of Use.

Initial Training and Technical Assistance.  Licensor shall train, instruct and advise up to five (5) Licensee employees, sublicensees and independent contractors designated by Licensee in all aspects of the operation and final testing of the Licensed Products.  This training (a) shall commence on August 1, 2009, (b) shall proceed in good faith at a reasonable pace to completion, (c) may be conducted individually or collectively, (d) shall be conducted at Licensor’s facility located in Stuart, Florida and (e) shall be at Licensor’s sole cost and expense, not including food, lodging or transportation.  Licensor shall complete such training prior to October 31, 2009.  Additional training sessions, if necessary, shall be held each calendar quarter, under the same conditions, with respect to updates supplied pursuant to Section 3.6.

Proprietary Rights Notices.  Any products made, sold or used by Licensee shall carry intellectual property rights notices relating to the existence and ownership of the Patents, the Licensed Technology and this License in the forms specified under U.S. law.

Nature of Exclusive Licenses.  Nothing contained in this Agreement or any sublicense hereunder shall limit Licensor with respect to the ownership of the Patents, Licensed Works, Licensed Technology, Trademarks and the Licensed Products or their use outside the Field of Use.

Payment and Deliverables

Payment.  Licensee shall pay to Licensor a license fee (the “License Fee”) in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000) payable on the Effective Date as follows:  (a) a $1,500,000 cash payment from Licensee to Licensor (the “Cash Fee”) and (b) the termination by Licensee of all of Licensor’s obligations in respect of the Contributed Debt.

Nondivision.  No Person will anticipate, alienate, hypothecate, divide, pledge, exchange, encumber, or charge any right to payment (if any) under this Agreement, and any attempt to anticipate, alienate, hypothecate, divide, pledge, exchange, encumber, or charge any right to payment under this Agreement will be void.  No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such benefit (if any such benefit arises).

Deliverables.  Within sixty (60) days of the Effective Date, and from time to time thereafter, Licensor shall deliver to Licensee those elements set forth in clauses (c) through (k) of the definition of the Licensed Technology.

Further Cooperation

Further Cooperation.  At the reasonable request of Licensee, Licensor will execute and deliver such other instruments and do and perform such other acts and things as may be reasonably necessary or desirable for effecting completely the consummation of the transactions contemplated hereby, including, without limitation, execution, acknowledgment and recordation of other such papers, and using reasonable efforts to obtain the same from the respective inventors, to the extent necessary for fully conveying unto Licensee the benefit of the transactions contemplated hereby, including, without limitation, providing and assisting in obtaining execution of any assignments, confirmations, powers of attorney, inventor declarations, and other documents that Licensee may request for prosecuting, maintaining, filing, obtaining issuance of, registering, enforcing, defending, or bringing any proceeding related to the Patents or other Licensed Technology to the extent expressly permitted herein.  To the extent any attorney-client privilege or the attorney work-product doctrine applies to any portion of the prosecution history files, Licensor will ensure that, if any such portion of the prosecution history file remains under Licensor’s possession or control after the Effective Date, it is not disclosed to any third party unless (a) disclosure is ordered by a court of competent jurisdiction, after all appropriate appeals to prevent disclosure have been exhausted, and (b) Licensor gives Licensee prompt notice upon learning that any third party sought or intended to seek a court order requiring the disclosure of any such portion of the prosecution history file.

Filing, Prosecution and Maintenance of Patent Rights and Other Licensed Technology

Licensor Obligations.  Licensor shall have the right to prepare, file, prosecute, maintain and defend each of the Patents. Licensor shall have the right to maintain and defend the Licensed Technology other than the Patents.  Licensor shall consult with Licensee on such matters from time to time on Licensee’s reasonable request.

Copies of Prosecution Documents.  Licensor shall, upon Licensee’s reasonable request, provide Licensee with a copy of documents received, filed or to be filed by Licensor pertaining to the filing, prosecution, maintenance or defense of Patents, including but not limited to each patent application, office action, response to office action, request for terminal disclaimer, and request for reissue or reexamination of any patent issuing from such patent application.

Prosecution by Licensee.  If Licensor fails to prepare, file, prosecute, maintain or defend any of the Patents or other Licensed Technology, then Licensee shall have the right, but no obligation, to prepare, file, prosecute, maintain and defend the Patents and other Licensed Technology, solely within the Field of Use.  Licensee may exercise such right by giving written notice to Licensor.  Following the exercise of such right by Licensee, the conduct of the preparation, filing, prosecution, maintenance, and defense of that particular patent or patent application or item of the Licensed Technology will be under Licensee’s exclusive control and discretion.  Following Licensee’s election to exercise such rights, Licensee is authorized to execute and record, on Licensor’s behalf, any document submitted to the USPTO or other governmental patent office that pertains to filing, prosecution, maintenance, or defense of that particular patent or patent application, including, without limitation, statements under 37 C.F.R. § 3.73(b), consents to reissue applications, and declarations.  Licensee will consult with Licensor on such matters from time to time on Licensor’s reasonable request.

Enforcement of Patents and Other Licensed Technology.

Enforcement by Licensee Within the Field of Use. Licensee shall have the right, but not the obligation, to enforce the Patents and other intellectual property rights in the Licensed Technology solely within the Field of Use, at Licensee’s sole expense.  Licensee shall retain all recoveries, via award or settlement, associated with any such actions.  On Licensor’s written request, Licensee shall consult with and keep Licensor advised of Licensee’s strategies, plans, progress and results of any such enforcement action.

Enforcement by Licensor Within the Field of Use.  If Licensee fails to enforce any of the Patents or other intellectual property rights in the Licensed Technology within the Field of Use and if Licensor shall desire to institute and prosecute any action with respect to the infringement of the Patents or other Licensed Technology within the Field of Use, Licensor shall give written notice of its desire to do so to Licensee.  If, within 30 days of receipt of such notice, Licensee advises Licensor of its intent to enforce the Patents and other Licensed Technology within the Field of Use or fails to do so with diligence, then Licensee shall retain the rights set forth in Section 7.1 and shall be entitled to initiate, prosecute and control any such case, but if Licensee fails to so advise Licensor in writing within such 30 day period, then Licensor shall have the right, but not the obligation, to institute, prosecute and control any case, action or proceeding with respect to infringement of the Patents and other Licensed Technology within the Field of Use, using counsel of its choice, including any declaratory judgment action arising from such infringement.  Licensor may exercise such right by giving written notice to Licensee.  Licensor shall retain all recoveries, via award or settlement, associated with any such actions prosecuted by it pursuant to this Section 7.2.  On Licensee’s written request, Licensor shall consult with and keep Licensee advised of Licensor’s strategies, plans, progress and results of any such enforcement action.

Enforcement by Licensor Outside the Field of Use.  Licensor shall have the right, but not the obligation, to enforce the Patents and other intellectual property rights in the Licensed Technology solely outside the Field of Use, at Licensor’s expense.  On Licensee’s written request, Licensor shall consult with and keep Licensee advised of Licensor’s strategies, plans, progress and results of any such enforcement action.

Enforcement by Licensee Outside the Field of Use.  If Licensor fails to enforce any of the Patents or other intellectual property rights in the Licensed Technology outside the Field of Use, then Licensee shall have the right, but not the obligation, to institute, prosecute and control any case, action or proceeding with respect to infringement of the Patents and other Licensed Technology outside the Field of Use, using counsel of its choice, including any declaratory judgment action arising from such infringement.  Licensee may exercise such right by giving written notice to Licensor.  On Licensor’s written request, Licensee shall consult with and keep Licensor advised of Licensee’s strategies, plans, progress and results of any such enforcement action.

Cooperation in Litigation.  Following the exercise by Licensee of the rights set forth in Section 7.1 or 7.4, Licensee shall have the right to bring any such action or proceeding to enforce claims under the Patents and other Licensed Technology in its own name, without naming Licensor as a party thereto.  However, if necessary or desirable in Licensee’s sole discretion, Licensee may name Licensor as a party in any such action or proceeding to enforce the Patents or other Licensed Technology and, in the event of any enforcement action within the Field of Use by Licensee, if requested by Licensee, Licensor agrees to join the action as a party plaintiff.  Following the exercise by Licensor of the rights set forth in Section 7.2 or 7.3, Licensor shall have the right to bring any action or proceeding to enforce claims under the Patents and other Licensed Technology in its own name, without naming Licensee as a party thereto.  However, if necessary or desirable in Licensor’s sole discretion, Licensor may name Licensee as a party in any such action or proceeding to enforce the Patents or other Licensed Technology and, in the event of any such enforcement action within the Field of Use by Licensor, if requested by Licensor, Licensee agrees to join the action as a party plaintiff.  Each party shall reasonably cooperate in the enforcement of any of the Patents or other Licensed Technology, including executing such documents as may be reasonably necessary.  Each party shall execute all papers or perform any other acts or provide any assistance, at the other’s expense, toward pursuing such action, as reasonably required by the party bringing such action or proceeding.  Each party agrees to use reasonable efforts to make its personnel reasonably available to cooperate, at the other party’s expense, toward pursuing such action.

Confidential Information

Confidentiality.  Licensee and its Representatives will keep the Confidential Information confidential and (except as required by applicable law, regulation or legal process, and only after compliance with Section 8.2 below) will not, without Licensor’s prior written consent, disclose any Confidential Information to any Person, except that Confidential Information (or portions thereof) may be disclosed to (A) Licensee’s Representatives who have a need to know such information (it being understood that prior to such disclosure Licensee’s Representatives will be informed of the confidential nature of the Confidential Information) and (B) customers, potential customers, sub-licensees, potential sub-licensees, and financing and investment sources of the Licensee (it being understood that (i) prior to such disclosure Licensee shall obtain an agreement from such Persons that is at least as protective of the Confidential Information as the provisions of this Section 8 and Section 13.5, and (ii) such disclosure shall be only to those Persons who have a need to know such information and only to the extent necessary).

Disclosure.  In the event that Licensee is requested or required to disclose all or any part of the Confidential Information pursuant to any applicable law, regulation of legal process, including pursuant to a subpoena or order issued by a court of competent jurisdiction or a federal, state or local governmental or regulatory body or pursuant to a civil investigative demand or similar judicial process, Licensee will (i) notify Licensor promptly of the existence, terms and circumstances surrounding such request or requirement so that Licensor may seek to obtain a protective order or other reliable assurance that confidential treatment will be accorded to such information, (ii) consult with Licensor on the advisability of taking legally available steps to resist or narrow such request or requirement, and (iii) if disclosure of any such information is required, disclose only that portion of the information which, upon advice of Licensee’s legal counsel, Licensee is legally required to disclose.

Representations and Warranties of Licensor

Licensor represents and warrants to Licensee as of the Effective Date:

Authority.  Licensor is a company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation.  Licensor has the full power and authority and has obtained all third party consents, approvals, and/or authorizations required to enter into this Agreement and to carry out its obligations hereunder, including, without limitation, the assignment to Licensee of all causes of action with respect to the Patents.

Due Authorization.  Licensor is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.  The individuals executing this Agreement on behalf of such Licensor Party have been duly authorized to do so by all requisite corporation action by such Licensor Party.

Binding Agreement.  This Agreement is a legal and valid obligation binding upon Licensor, and enforceable against Licensor, in accordance with its terms.  The execution, delivery and performance of this Agreement by Licensor does not conflict with the articles of organization or bylaws of Licensor or with any agreement, instrument or understanding to which Licensor is a party, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

Title and Contest.  Licensor owns all right, title and interest (subject to 35 U.S.C. § 202) to each right conferred under this Agreement with respect to the Patents.  Licensor has obtained and properly recorded previously executed assignments for the Patents as necessary to record its rights and title therein in accordance with governing law and regulation in each jurisdiction.  Each right conferred under this Agreement with respect to the Patents is free and clear of all liens, mortgages, security interests, and restrictions on transfer.  To Licensor’s knowledge, there are no actions, suits, investigations, claims, or proceedings threatened, pending or in progress relating in any way to the Licensed Technology or to any right conferred under this Agreement.  There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to or in any Person (other than customers or potential customers under contracts, agreements, commitments, bids, offers or rights to which EES Sub is a party or to which EES Sub will be a party upon transfer from Licensor) to acquire any Patents or any portion of the Licensed Technology.

Existing Licenses and Restrictions on Rights.  No license under the Patents has been granted by Licensor, any prior owner, or inventors.  No prior owner or any inventor owns  any rights or interest in the Patents or the related causes of action.  Licensee will not be subject to any covenant not to sue or similar restrictions on its enforcement or enjoyment of any Patents or the related causes of action as a result of the transactions contemplated in this Agreement or any prior transaction related to the Patents.

Validity and Enforceability.  None of the Patents has been found invalid, unpatentable, or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, with the exception of publicly available documents in the applicable patent office recorded with respect to the Patents, and with such exception, Licensor does not know, has not received any notice or claim from any source suggesting that, the Patents are invalid, unpatentable, or unenforceable, nor does Licensor have any knowledge of any facts that render the Patents invalid, unpatentable or unenforceable.  To the extent “small entity” fees were paid to the United States Patent and Trademark Office for any of the Patents, such reduced fees were then appropriate because the payor qualified to pay “small entity” fees at the time of such payment and specifically had not licensed rights in the any of the Patents to an entity that was not a “small entity.”

Conduct.  To its knowledge, Licensor and its representatives have not engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate any of the Patents or materially hinder its enforcement, including, without limitation, misrepresenting Licensor’s patent rights to a standard-setting organization.  To

Licensor’s knowledge, there is no obligation imposed by a standards-setting organization on Licensee to license any of the Patents on particular terms or conditions.

Enforcement.  Licensor has not (a) put a third party on notice of actual or potential infringement of any of the Patents or (b) initiated enforcement action(s) with respect to any of the Patents.

Patent Office Proceedings.  None of the Patents has been or is currently involved in any reexamination, reissue, or interference proceeding, and no such proceedings are pending or threatened.

Fees.  All maintenance fees, annuities and the like due or payable on each of the Patents have been timely paid.

Good Title, Free of Rights of Others.  The Licensor reasonably believes that it owns all Licensed Technology, free and clear of all security interests, liens, encumbrances, restrictions, licenses, rights and claims of any Person. Licensor has all rights, title and interest in and to the material Licensed Technology necessary to grant the rights and licenses set forth in this Agreement, and to perform Licensor’s obligations under this Agreement, and has no reason to believe otherwise.

Inventors and Other Creators.  The Licensed Technology was created, conceived, invented and developed solely by individuals who were employees of Licensor at the time that they created, conceived, invented and developed the Licensed Technology.  Each Person who participated in the creation, conception, invention or development of any Licensed Technology has assigned by written agreement or by operation of law to Licensor all copyrights, patent rights, and other intellectual property rights in the Licensed Technology.  Attached hereto as Exhibit C is a copy of each such assignment from each such Person.

Existing Licenses.  To Licensor’s knowledge, no Person, except for customers or potential customers under contracts, agreements, commitments, bids, offers or rights to which EES Sub is a party or to which EES Sub will be a party upon transfer from Licensor, has a copy, or the right to acquire or discover a copy, or any right under, or any right to use all or any part of any of the Licensed Technology or any earlier version of any Licensed Technology.  No licenses or rights of any kind have been granted by Licensor to any Person, except for customers or potential customers under contracts, agreements, commitments, bids, offers or rights to which EES Sub is a party or to which EES Sub will be a party upon transfer from Licensor, pertaining to all or any part of the Licensed Technology.  There are no outstanding options, licenses or agreements of any kind relating to the Licensed Technology, or to the manufacture, use or sale of Licensed Products or their improvements, except for customers or potential customers under contracts, agreements, commitments, bids, offers or rights to which a EES Sub is a party or to which EES Sub will be a party upon transfer from Licensor, pertaining to all or any part of the Licensed Technology.

No Infringement.  To its knowledge, the Licensed Technology, and the use thereof, does not infringe, misappropriate or otherwise violate any patent, copyright, mask work right, trademark right, trade dress right, trade secret right, or other intellectual property right of any Person.  To its knowledge, the manufacture, use, sale, export and import of any of the Licensed Products do not infringe or misappropriate any intellectual property rights of any Person.

No Violation of Obligations of Licensor.  The licenses granted by the Licensor in this Agreement, and the other obligations of Licensor under this Agreement do not constitute a breach of, default under or other violation of any agreement, contract or obligation of Licensor.

Trade Secrets.  Licensor has taken reasonable measures to protect the secrecy of any material trade secrets included in the Licensed Technology.

Software Warranty.  Licensor warrants to Licensee that the software that is included in the Licensed Technology shall:  (a) perform generally in accordance with the documentation that Licensor has provided with such software; and (b) perform generally in accordance with industry standards of reliability.

Representations and Warranties of Licensee

Licensee makes each of the following representations and warranties to Licensor as of the Effective Date:

Authority.  Licensee is duly organized and validly existing under the laws of Delaware and has full power and authority to enter into this Agreement and to carry out the provisions hereof.

Due Authorization.  Licensee is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.  The individual executing this Agreement on Licensee’s behalf has been duly authorized to do so by all requisite limited liability company action.

Binding Agreement.  This Agreement is a legal and valid obligation binding upon Licensee, and enforceable against Licensee, in accordance with its terms.  The execution, delivery and performance of this Agreement by Licensee does not conflict with the articles of organization or operating agreement of Licensee or with any material agreement, instrument or understanding to which Licensee is a party, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

Indemnification

Licensor shall, at its own expense, defend, indemnify, and hold harmless and respond to any third party claim and defend any suit or proceeding brought against Licensee or Licensee’s sublicensees or customers, which claim, suit or proceeding is based on any allegation that the use of the Licensed Technology, or the manufacture, use or sale of any of the Licensed Products, constitutes (a) infringement of any patent or any copyright under the laws of the U.S., or (b) misappropriation or wrongful use of any trade secret.  Licensor’s obligations under this Section 11.1 shall be conditioned on the following: any purported indemnitee must notify Licensor promptly of any such claim, suit or proceeding and shall give Licensor such information and assistance, at Licensor’s expense and at no out-of-pocket cost (other than delivery or telecommunications costs) to Licensee, as may be reasonably necessary to enable Licensor to respond to any such claim and to defend any such suit or proceeding, and Licensor shall have sole control over the defense and/or settlement of any such suit or proceeding.  Licensor shall at all times keep Licensee advised, on a current basis, of the state of any such claim, suit or proceeding and Licensor’s actions with respect to the same.  Licensee shall have the right to participate in the defense of any such claim, suit or proceeding at its own expense and its own counsel.  Notwithstanding anything to the contrary, Licensor shall have no obligations under this Section 11.1 with respect to any claim, suit or proceeding which results from (a) the combination or use of the Licensed Technology or a Licensed Product with any other goods or services not provided by Licensor, (b) the use of the Licensed Technology or a Licensed Product in a manner not expressly allowed under this Agreement, or (c) the use of a prior version of the Licensed Technology or a Licensed Product if an updated version has been made available by Licensor and the use of the updated version would have avoided such infringement or misappropriation.

Licensee shall, at its own expense, defend, indemnify, and hold harmless and respond to any third party claim and defend any suit or proceeding brought against Licensor or Licensor’s customers, which claim, suit or proceeding is based on any allegation arising out of or relating to any Licensed Products or the use of any Licensed Technology by Licensee or its customers or sublicensees, except with respect to third party claims, suits or proceedings for which Licensor has a duty of indemnification as expressly set forth in Section 11.1.  Licensee’s obligations under this Section 11.2 shall be conditioned on the following: any purported indemnitee must notify Licensee promptly of any such claim, suit or proceeding and shall give Licensee such information and assistance, at Licensee’s expense and at no out-of-pocket cost (other than delivery or telecommunications costs) to such indemnitee, as may be reasonably necessary to enable Licensee to respond to any such claim and to defend any such suit or proceeding, and Licensee shall have sole control over the defense and/or settlement of any such suit or proceeding.  Licensee shall at all times keep Licensor advised, on a current basis, of the state of any such claim, suit or proceeding and Licensee’s actions with respect to the same.  Licensor shall have the right to participate in the defense of any such claim, suit or proceeding at its own expense and its own counsel.  Notwithstanding anything to the contrary, Licensee shall have no obligations under this Section 11.2 with respect to any claim, suit or proceeding for which Licensor has a duty of indemnification as expressly set forth in Section 11.1

In the event an indemnifying party fails to respond to any such claim or to defend any such suit or proceeding brought against an indemnitee, or an indemnifying party notifies an indemnitee that the indemnifying party is unable to do so, indemnitee may, but shall not be obligated to, respond to the claim or defend or assume the defense of the suit or proceeding, in which event indemnitee is hereby authorized, upon giving prior notice to the indemnifying party, to proceed, if it so elects, in the indemnifying party’s name and/or in its own name or the name(s) of its sublicensees or customer(s).

Non-Assertion of Rights

Licensor shall not assert any Patents, copyright, trade secret rights or other intellectual property rights relating to the Licensed Technology against Licensee or Licensee’s sublicensees or customers relating to the manufacture, use or sale of the Licensed Products or with respect to the use of the Licensed Technology by Licensee or Licensee’s sublicensees or customers as allowed by the terms of this Agreement.  Licensee shall not assert any patents nor any copyright, trade secret rights or other intellectual property rights relating to the Licensed Technology against Licensor or Licensor’s sublicensees or customers relating to the manufacture, use or sale of any goods or services or with respect to the use of the Licensed Technology by Licensor or Licensor’s sublicensees or customers outside of  the Field of Use as allowed by the terms of this Agreement.  In no event whatsoever may Licensee contest, challenge or attack the validity, enforceability, scope, and Licensor’s ownership of the Patents, Copyrights, Trademarks, and Licensed Technology.

Miscellaneous

Relationship of Parties.  The parties hereto are independent contractors.  Nothing in this Agreement will be construed to create a partnership, joint venture, franchise, fiduciary, employment or agency relationship between the parties.  Neither party has any express or implied authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party.

Successors.  The terms and conditions of this Agreement will be binding on and inure to the benefit of the parties, their successors, assigns and other legal representatives.  This Agreement may not be assigned by either party nor may either party delegate any of its obligations hereunder without the written consent of the other party.

Term and Termination.  The term of this Agreement will commence on the Effective Date and shall continue indefinitely.

Governing Law.  This Agreement and its interpretation, construction, and the remedies for its enforcement or breach are to be applied pursuant to and in accordance with the laws of the State of Delaware, without regard to conflicts of law provisions.

Remedies.  The parties acknowledge and agree that monetary damages would be an inadequate remedy in the event of any breach or threatened breach of any of the provisions hereof by any parties hereto, and that in such event, each of the parties hereto shall be entitled to an order for specific performance, injunctive relief or other appropriate equitable remedy in any court of competent jurisdiction and without the necessity of post any bond or other security.

Severability.  If any provision of this Agreement is found to be invalid or unenforceable, then the remainder of this Agreement will have full force and effect, and the invalid provision will be modified, or partially enforced, to the maximum extent permitted to effectuate the original objective.

Waiver.  Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision in this Agreement or any other agreement that may be in place between the parties.

Miscellaneous.  This Agreement, including its exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions.  Neither of the parties will be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein.  The section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.  This Agreement is not intended to confer any right or benefit on any third party (including, but not limited to, any employee or beneficiary of any party), and no action may be commenced or prosecuted against a party by any third party claiming as a third-party beneficiary of this Agreement or any of the transactions contemplated by this Agreement.  No oral explanation or oral information by either party hereto will alter the meaning or interpretation of this Agreement.  No amendments or modifications will be effective unless in writing signed by authorized representatives of both parties.  Except as specifically provided in this Agreement, the terms and conditions of this Agreement will prevail notwithstanding any different, conflicting or additional terms and conditions that may appear on any letter, email or other communication or other writing not expressly incorporated into this Agreement.  The following exhibits are attached hereto and incorporated herein:  Exhibit A (entitled “Issued Patents”); Exhibit B (entitled “Pending Patent Applications”); and Exhibit C (entitled “Copies of Assignments”).

Counterparts; Electronic Signature.  This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument.  Each party will execute and promptly deliver to the other party a copy of this Agreement bearing the original signature.  Prior to such delivery, in order to expedite the process of entering into this Agreement, the parties acknowledge that a Transmitted Copy of this Agreement will be deemed an original document.  “Transmitted Copy” means a copy bearing a signature of a party that is reproduced or transmitted via email of a .pdf file, photocopy, facsimile, or other process of complete and accurate reproduction and transmission.

Limitation of Liability.  NEITHER PARTY’S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL EXCEED THE PAYMENT AMOUNT SET FORTH IN SECTION 4.1 OF THIS AGREEMENT.  THE PARTIES ACKNOWLEDGE THAT THIS LIMITATION ON POTENTIAL LIABILITIES WAS AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

Limitation on Consequential Damages.  EXCEPT FOR A MATERIAL BREACH OF SECTION 3.1, 3.2, 3.3, 3.4, 3.5, 3.9, OR 8, NEITHER PARTY SHALL HAVE ANY OBLIGATION OR LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT

(INCLUDING NEGLIGENCE) OR OTHERWISE, NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY, FOR COVER OR FOR ANY INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSS OF REVENUE, PROFIT, SAVINGS OR BUSINESS ARISING FROM OR OTHERWISE RELATED TO THIS AGREEMENT, EVEN IF A PARTY OR ITS EMPLOYEES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Compliance with Laws.  Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties shall be subject to all laws, present and future, of any government having jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.

Notices.  All notices required or permitted to be given hereunder shall be in writing, shall make reference to this Agreement, and if in writing shall be delivered by hand, or dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, addressed as follows:

If to Licensor

If to Licensee

Ecosphere Technologies, Inc.

Ecosphere Energy Services, LLC

3515 S.E. Lionel Terrace

3515 S.E. Lionel Terrace

Stuart, FL 34997

Stuart, FL  34997

Attention:  Mr. Dennis McGuire

Attention:  Mr. Michael O’Kelly

Such notices shall be deemed served when received by addressee or, if delivery is not accomplished by reason of some fault of the addressee, when tendered for delivery.  Either party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such party at such changed address.

Bankruptcy.

Licensor and Licensee acknowledge that this Agreement and certain of the licenses set forth herein constitute “intellectual property” for purposes of Section 101 (35A) of Title 1, United States Code (the “Bankruptcy Code”).  Licensor acknowledges that if either Licensor, as a debtor in possession, or a trustee in bankruptcy in a case under the Bankruptcy Code rejects this Agreement, Licensee may elect to retain its rights under this Agreement as provided in Section 365(n) of the Bankruptcy Code.  Upon written request of Licensee to Licensor or the trustee in bankruptcy, Licensor or such trustee in bankruptcy shall not interfere with the rights of Licensee as provided in this Agreement.

No Implied Rights.  Neither party shall obtain any rights or licenses in or to any intellectual property rights of the other party except as expressly set forth in this Agreement, whether by implication, estoppel, or otherwise.  All rights and licenses not expressly granted herein are hereby expressly reserved by each party to itself.

[Signature page  follows.]

IN WITNESS WHEREOF, the parties have duly executed this Agreement the day and year set forth above.

ECOSPHERE ENERGY SERVICES, LLC       ECOSPHERE TECHNOLOGIES, INC.

By:   _________________________________      By:   _________________________________

Name:

Dennis McGuire

Name:

Dennis McGuire

Title:

President

Title:

President

Signature Page to License Agreement

Exhibit A
to
Technology License Agreement

Issued Patents

None.

A-1

Exhibit B
to
Technology License Agreement

Pending Patent Applications

Patent Application No.	Jurisdiction	Filing Date	Title and Inventor(s)
Non- Provisional Patent Application with US Serial No. 12/184,716	USA	August 1, 2008 with a priority date of August 2, 2007	Title: Enhanced Water Treatment for Reclamation of Waste Fluids and Increased Efficiency Treatment of Potable Waters Inventors: Dennis McGuire and Sanjeev Jakhete
Non- Provisional Patent Application with US Serial No. 12/399,481 (continuation of U.S. Serial No. 12/184,716)	USA	March 6, 2009, with a priority date of August 2, 2007	Title: Enhanced Water Treatment for Reclamation of Waste Fluids and Increased Efficiency Treatment of Potable Waters Inventors: Dennis McGuire and Sanjeev Jakhete
PCT Application No: PCT/US2008/071950 – WO2009/032455 (related PCT application to US Serial No. 12/184,716)	PCT	August 1, 2008 with a priority date of August 2, 2007	Title: Enhanced Water Treatment for Reclamation of Waste Fluids and Increased Efficiency Treatment of Potable Waters Inventors: Dennis McGuire and Sanjeev Jakhete
Provisional Patent Application with US Serial No. 61/158,098	USA	March 6, 2009	Title: Real Time Processing of Water for Hydraulic Fracture Treatments using a Transportable Frac Tank Inventors: Dennis McGuire and Sanjeev Jakhete

B-1

Exhibit C
to
Technology License Agreement

Copies of Assignments

ASSIGNMENT

ASSIGNOR:

Dennis McGuire

Status:

an individual

Address:

3231 SE St. Lucie Boulevard

City:

Stuart

State/Zip:

FL  34997

ASSIGNOR:

Sanjeev Jakhete

Status:

an individual

Address:

3515 SE Lionel Terrace

City:

Stuart

State/Zip:

FL  34997

ASSIGNEE:

Ecosphere Technologies, Inc.

Status:

a Florida corporation

Address:

3515 SE Lionel Terrace

City:

Stuart

State/Zip:

FL  34997

TITLE OF INVENTION:  ENHANCED WATER TREATMENT FOR RECLAMATION OF WASTE FLUIDS AND INCREASED EFFICIENCY TREATMENT OF POTABLE WATERS

U.S. PATENT SERIAL NO.: ______________________ U.S. FILING DATE: ______________

ATTY DOCKET NO.: 2016.041

WHEREAS, the Assignors having made the above invention and filed application for Letters Patent of the United States thereon, and the Assignee is desirous of acquiring the same.  In consideration of One Dollar ($1.00) and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the Assignors hereby assign to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignor’s rights, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

NOW, THEREFORE, Assignors intending to be legally bound, hereby assign, transfer and deliver unto Assignee, its successors, legal representatives and assigns, all rights, title and interest in, to and under the Patent Application, including all other rights associated with the invention, including, without limitation, the right to sue for and collect damages for any past infringement of the Patents, and all patent applications related thereto including, but not limited to, all provisionals, non-provisionals, divisional, continuations, continuations-in-part, substitutes,

Exhibit A

1

reexaminations, reissues and all other applications for patent which have been or should be filed in the United States and all foreign countries on the inventions based upon the invention; all original, reissued and reexamined patents and extensions thereof which have been or shall be issued in the United States and all foreign countries on the invention to the full end of the term or terms for which the Patents may be granted, as fully and entirely as the same would have been held by the undersigned Assignors had this Agreement not been made; and specifically including all rights of priority created by the Patent under any treaty, convention or law relating thereto.

Assignors agree, when requested, to carry out in good faith the intent and purpose of this Agreement, to execute and deliver to Assignee, all non-provisionals, divisional, continuations, continuations-in-part, substitutes, reexaminations, reissues and all other applications on the inventions; all lawful oaths, declarations, assignments, powers of attorney and other papers; communicate to Assignee all facts known to Assignors relating to the invention and the history thereof; and to generally do everything possible which Assignee shall consider desirable for vesting title to the invention in Assignee, and for securing, maintaining and enforcing proper patent protection for the inventions; the Assignors agree to execute any papers or perform any acts required to establish, vest or protect the Assignee’s rights therein or required by Assignee to obtain said patent, without any additional payment therefor, but without any expenses to Assignors.

/s/ Dennis McGuire

Date: 03/06/09

Inventor: ________________________________

Dennis McGuire

/s/ Sanjeev Jakhete

Date: 03/06/09

Inventor:_________________________________

Sanjeev Jakhete

STATE OF

)

)

COUNTY OF

)

Before me, this 06 day of March 2009, personally appeared Dennis McGuire and Sanjeev Jakhete, the above named individuals, to me known to be the persons described in and who executed the foregoing assignment instrument and acknowledge to me that they executed the same on their own free will for the purpose therein expressed.

[IMAGE OF NOTARY SEAL OF

Notary Public: /s/ David A. Donn

  DAVID A. DONN, Notary Public

Personally known:  X

   State of Florida ]

or Product Identification____________

Type of Identification Produced______

Exhibit A

2

ASSIGNMENT

ASSIGNOR:

Dennis McGuire

Status:

an individual

Address:

3231 SE St. Lucie Boulevard

City:

Stuart

State/Zip:

FL  34997

ASSIGNOR:

Sanjeev Jakhete

Status:

an individual

Address:

3515 SE Lionel Terrace

City:

Stuart

State/Zip:

FL  34997

ASSIGNEE:

Ecosphere Technologies, Inc.

Status:

a Florida corporation

Address:

3515 SE Lionel Terrace

City:

Stuart

State/Zip:

FL  34997

TITLE OF INVENTION:  REAL-TIME PROCESSING OF WATER FOR HYDRAULIC FRACTURE TREATMENTS USING A TRANSPORTABLE FRAC TANK

U.S. PATENT SERIAL NO.: ______________________ U.S. FILING DATE: ____________

ATTY DOCKET NO.: 2016.042

WHEREAS, the Assignors having made the above invention and filed application for Letters Patent of the United States thereon, and the Assignee is desirous of acquiring the same.  In consideration of One Dollar ($1.00) and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the Assignors hereby assign to the Assignee, including its successors, assigns, heirs, administrators, all of the Assignor’s rights, title and interest in and to the invention and the patent application therefore identified herein and to any and all patents which may evolve therefrom;

NOW, THEREFORE, Assignors intending to be legally bound, hereby assign, transfer and deliver unto Assignee, its successors, legal representatives and assigns, all rights, title and interest in, to and under the Patent Application, including all other rights associated with the invention, including, without limitation, the right to sue for and collect damages for any past infringement of the Patents, and all patent applications related thereto including, but not limited to, all provisionals, non-

Assignment of U.S. Patent Application

Exhibit A

3

provisionals, divisional, continuations, continuations-in-part, substitutes, reexaminations, reissues and all other applications for patent which have been or should be filed in the United States and all foreign countries on the inventions based upon the invention; all original, reissued and reexamined patents and extensions thereof which have been or shall be issued in the United States and all foreign countries on the invention to the full end of the term or terms for which the Patents may be granted, as fully and entirely as the same would have been held by the undersigned Assignors had this Agreement not been made; and specifically including all rights of priority created by the Patent under any treaty, convention or law relating thereto.

Assignors agree, when requested, to carry out in good faith the intent and purpose of this Agreement, to execute and deliver to Assignee, all non-provisionals, divisional, continuations, continuations-in-part, substitutes, reexaminations, reissues and all other applications on the inventions; all lawful oaths, declarations, assignments, powers of attorney and other papers; communicate to Assignee all facts known to Assignors relating to the invention and the history thereof; and to generally do everything possible which Assignee shall consider desirable for vesting title to the invention in Assignee, and for securing, maintaining and enforcing proper patent protection for the inventions; the Assignors agree to execute any papers or perform any acts required to establish, vest or protect the Assignee’s rights therein or required by Assignee to obtain said patent, without any additional payment therefor, but without any expenses to Assignors.

/s/ Dennis McGuire

Date: 03/06/09

Inventor: ________________________________

Dennis McGuire

/s/ Sanjeev Jakhete

Date: 03/06/09

Inventor:_________________________________

Sanjeev Jakhete

STATE OF

)

)

COUNTY OF

)

Before me, this 06 day of March 2009, personally appeared Dennis McGuire and Sanjeev Jakhete, the above named individuals, to me known to be the persons described in and who executed the foregoing assignment instrument and acknowledge to me that they executed the same on their own free will for the purpose therein expressed.

[IMAGE OF NOTARY SEAL OF

Notary Public: /s/ David A. Donn

  DAVID A. DONN, Notary Public

Personally known:  X

   State of Florida ]

or Product Identification____________

Type of Identification Produced______

Assignment of U.S. Patent Application

Exhibit A

4